                              AFBA 5STAR FUND, INC.

                                 Consisting of:

                            AFBA 5STAR BALANCED FUND
                           AFBA 5STAR HIGH YIELD FUND
                            AFBA 5STAR LARGE CAP FUND
                             AFBA 5STAR MID CAP FUND
                    AFBA 5STAR SCIENCE & TECHNOLOGY FUND
                            AFBA 5STAR SMALL CAP FUND
                           AFBA 5STAR USA GLOBAL FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                               Dated July 31, 2004
                           (as revised April 11, 2005)

     THIS  STATEMENT OF ADDITIONAL  INFORMATION  ("SAI") IS NOT A PROSPECTUS BUT
     SHOULD BE READ IN  CONJUNCTION  WITH THE  PROSPECTUS  FOR CLASS A, B, AND C
     SHARES,  THE  PROSPECTUS  FOR CLASS I SHARES AND THE PROSPECTUS FOR CLASS R
     SHARES EACH DATED JULY 31, 2004 (TOGETHER, THE "PROSPECTUSES"). THE AUDITED
     FINANCIAL  STATEMENTS AND NOTES THERETO IN THE AFBA 5STAR FUND, INC. ANNUAL
     REPORT TO  SHAREHOLDERS  FOR THE  FISCAL  YEAR  ENDED  MARCH  31,  2004 ARE
     INCORPORATED  INTO  THIS  SAI BY  REFERENCE.  TO  OBTAIN  A FREE  COPY OF A
     PROSPECTUS OR ANY ANNUAL OR SEMI-ANNUAL REPORT TO SHAREHOLDERS, PLEASE CALL
     THE COMPANY TOLL-FREE AT 1-800-243-9865.

                                TABLE OF CONTENTS

                                  FUND HISTORY

AFBA 5Star Fund, Inc. (the "Company") was organized as a Maryland corporation on
January  9,  1997,  and  is  currently   operating  seven  separate   investment
portfolios: the AFBA 5Star Balanced Fund, AFBA 5Star High Yield Fund, AFBA 5Star
Large Cap Fund,  AFBA 5Star Mid Cap Fund,  AFBA 5Star Science  &  Technology
Fund,  AFBA 5Star Small Cap Fund and AFBA 5Star USA Global Fund (each,  a "Fund"
and together the "Funds").

               INFORMATION ABOUT THE FUNDS' INVESTMENTS AND RISKS

CLASSIFICATION:  The  Company  is  classified  and  registered  as  an  open-end management  investment  company  under the  Investment  Company Act of 1940,  as amended (the "1940 Act").  Each Fund is classified as diversified under the 1940
Act. These  classifications  mean that the assets of the Funds are invested in a diversified  portfolio of  investments  and the Funds  operate as mutual  funds, allowing  shareholders  to buy and sell shares at any time (as  described in the
Prospectuses).

INVESTMENT  STRATEGIES  AND RISKS.  The following  supplements  the  information contained in the Prospectuses  concerning the investment objectives and policies of the  Funds.  The  investment  objectives  of the  AFBA  5Star  Science  &
Technology Fund and AFBA 5Star Small Cap Fund and the objectives and policies of the AFBA 5Star Balanced Fund,  AFBA 5Star High Yield Fund,  AFBA 5Star Large Cap
Fund and AFBA 5Star USA Global Fund, as described in the  Prospectuses  and this
SAI, are fundamental  and may not be changed  without  approval of a majority of the particular Fund's outstanding  shares. The investment  objective of the AFBA
5Star Mid Cap Fund and unless otherwise  stated,  the policies of the AFBA 5Star
Mid Cap Fund, AFBA 5Star Science &  Technology Fund and AFBA 5Star Small Cap
Fund, as described in the Prospectuses and this SAI, are non-fundamental and may be changed by the Board of Directors without shareholder approval.

AFBA 5STAR BALANCED FUND - seeks both long-term  capital growth and high current income.  Long-term  capital  growth is intended to be achieved  primarily by the
Fund's  investment  in  domestic  common  stocks and  secondarily  by the Fund's investment in convertible debt securities and convertible preferred stocks. High current income is intended to be achieved by the Fund's  investment in corporate
bonds,   government   bonds,   mortgage-backed   securities,   convertible  debt
securities,  preferred stocks and convertible preferred stocks, with an emphasis on lower-rated bonds.

It is expected that the majority of common stocks in the Fund's  portfolio  will be those of companies with capitalizations in excess of $1.5 billion at the time of purchase.  Most,  if not all, of the  companies in which the Fund will invest are listed on the New York Stock Exchange. It is not the sub-adviser's intention to make wide use of Nasdaq-traded,  smaller  capitalization ("small cap") common stocks  (capitalizations  of less than $1.5 billion).  The Fund may invest up to
75% of its assets in corporate bonds,  convertible  debt  securities,  preferred stocks and convertible  preferred stocks.  The Fund's  sub-adviser  expects that generally these securities may be rated below investment grade or its equivalent by the major credit rating agencies.

The Fund will not invest in securities that, at the time of initial  investment, are rated less than B by Moody's Investors  Service Inc.  ("Moody's) or Standard
&  Poor's   Corporation   ("S&P").   Securities  that  are  subsequently
downgraded in quality  below B may continue to be held by the Fund,  and will be sold only at the sub-adviser's  discretion.  In addition,  the credit quality of unrated  securities  purchased by the Fund must be, in the opinion of the Fund's sub-adviser, at least equivalent to a B rating by Moody's or S&P. Securities
rated  less  than  Baa  by  Moody's  or  BBB  by  S&P  are   classified   as
non-investment grade securities. Such securities carry a high degree of risk and are  considered  speculative  by the major credit  rating  agencies.  (See "High
Yielding Debt Securities.")

AFBA 5STAR HIGH YIELD FUND - primarily  seeks a high level of current income and secondarily,  capital  growth.  The  Fund  invests  primarily  in a  diversified portfolio of high-yielding  debt securities.  High current income is intended to be achieved by the Fund's  investment in debt securities,  without  restriction, such as corporate  bonds,  government  bonds,  convertible  debt  securities and convertible  preferred  stocks.  The Fund may not invest in  foreign  government bonds. Capital growth is intended to be achieved by the appreciation of debt and equity investments held by the Fund. It is expected that a minimum of 80% of the
Fund's net assets will always be invested in debt  securities and that a maximum of 10% of its net assets will be invested in equity securities  including common and preferred stocks.

                                        2

The Fund may  invest  up to 100% of its  assets  in debt  securities,  including without limitation, corporate bonds, convertible debt securities and convertible preferred  stocks.  These  securities may be rated below investment grade by the major rating agencies or, if unrated are, in the opinion of the sub-adviser,  of similar  quality.  Securities rated Baa and below by Moody's or BBB and below by
S&P are commonly  known as "junk bonds" and are  considered  to be high risk
(see "High Yielding Debt Securities").  Yields on such bonds will fluctuate over time, and achievement of the Fund's  investment  objective may be more dependent on the Fund's own credit analysis than is the case for higher rated bonds. Up to
20% of the Fund's assets may be invested in debt securities which are rated less than B at the  time  of  purchase  or if  unrated  are,  in the  opinion  of the sub-adviser,  of similar  quality.  Securities  rated B or higher at the time of purchase,  which  are  subsequently  downgraded,  will  not be  subject  to this limitation. The lowest rated security that may be held by the Fund is D, or that of  defaulted  securities.  The Fund will not purchase  obligations  that are in default,  but may hold portfolio  securities that go into default  subsequent to acquisition by the Fund.

The  proportion  of the Fund  invested  in each type of  security is expected to change over time in accordance with the sub-adviser's interpretation of economic conditions and underlying security values. The Fund's flexible investment policy allows  it to invest in  securities  with  varying  maturities;  however,  it is anticipated  that the average  maturity of securities  acquired by the Fund will not exceed 15 years.  The  average  maturity of the Fund will be  generally  ten years or less.

Sometimes the Fund's  sub-adviser  may believe that a full or partial  temporary defensive  position  is  desirable,  due to  present  or  anticipated  market or economic  conditions.  To achieve a defensive posture,  the sub-adviser may take any one or more of the  following  steps  with  respect  to assets in the Fund's portfolio: (1) shortening the average maturity of the Fund's debt portfolio; (2)
holding  cash  or  cash  equivalents;   and  (3)  emphasizing   high-grade  debt
securities.  Use of a defensive posture by the Fund's  sub-adviser may involve a reduction in the yield on the Fund's portfolio.

AFBA  5STAR  LARGE  CAP  FUND - seeks  long-term  capital  growth  by  investing primarily  in common  stocks.  Realization  of  dividend  income is a  secondary consideration. The Fund will normally invest in a broad array of domestic common stocks, in terms of companies and industries.  It is expected that the Fund will invest  under  normal  circumstances  at least  80% of its net  assets  in large capitalization  or "large cap" companies,  most of which, if not all, are listed on the New York Stock  Exchange.  The Fund considers a company to be a large cap company if it has a market  capitalization of $10 billion or greater at the time of purchase.

AFBA 5STAR MID CAP FUND - seeks  long-term  capital  growth by  investing  under normal  circumstances  at least 80% of its net assets in domestic  common stocks and  other  equity  securities  (including  convertibles  and  warrants)  of mid capitalization or "mid cap" companies.  The Fund considers a company to be a mid cap  company if it has a market  capitalization  between  $1.5  billion  and $10 billion  at the time of  purchase.  The  Fund's  sub-adviser  generally  expects average weighted market capitalization of the Fund to be in the $3 billion to $5 billion  range.  The Fund will normally  invest in a broad array of  securities, which are  diversified  in terms of companies  and  industries.  Investments  in common stocks in general are subject to market, economic and business risks that will cause their prices to fluctuate  over time.  Investment  in mid cap company securities may involve greater price volatility than securities of larger,  more established companies.

AFBA 5STAR SCIENCE &  TECHNOLOGY  FUND - seeks  long-term  capital growth by investing  under  normal  circumstances  at least  80% of its net  assets in the
domestic   equity   securities  of  companies   expected  to  benefit  from  the
development,  advancement,  and  use  of  science  and  technology.  The  Fund's principal  investment  strategy is to select stocks that the Fund's  sub-adviser
believes  have   prospects  for  above  average   earnings  based  on  intensive
fundamental  research.  Holdings  can range from a  significant  amount in small companies  developing new technologies to blue chip firms with established track records of developing  and marketing  technology.  Investments  may also include companies that the sub-adviser believes are likely to benefit from technological advances  even if those  companies  are not  directly  involved in the  specific research and  development.  Some of the industries  likely to be included in the
Fund  are:   electronics   (including   hardware,   software  and   components);
communications;  E-commerce;  information;  media; life sciences and healthcare;
environmental  services;  chemicals  and  synthetic  materials;  and defense and aerospace.

AFBA 5STAR SMALL CAP FUND - seeks  long-term  capital growth by investing  under normal  circumstances  at least 80% of its net  assets in equity  securities  of small  capitalization  companies or "small cap" companies.  The Fund considers a company to be a small cap company if it has a market  capitalization of up to $2
billion  at  the  time  of  purchase,   or  issuers  whose   individual   market
capitalization  would place  them,  at the time of  purchase,  in the lowest 20%
total market capitalization of companies that have equity securities listed on a
U.S.  national  securities  exchange or trading on the NASDAQ  system.  Based on current market conditions,  the current target is issuers with individual market capitalizations of $2 billion or less. Equity securities include domestic common stocks, preferred stocks and

                                        3

securities  convertible  into common  stock or  preferred  stock.  The Fund will normally  invest  in a broad  array  of  securities,  diversified  in  terms  of companies and industries.

AFBA 5STAR USA GLOBAL FUND - seeks  capital  growth by  investing  under  normal circumstances at least 80% of its net assets in common stocks of companies based in the United States that receive  greater than 40% of their revenues or pre-tax income  from  international  operations;  measured  as  of  the  preceding  four completed  quarters  of  business  or the  respective  company's  most  recently completed  fiscal  year.  The  international  operations  of  these  U.S.  based companies  will  provide  investors  with  exposure  to at least  three  foreign countries.  The Fund will invest in common stocks  considered by the sub-adviser to  have  above  average  potential  for  appreciation;  income  is a  secondary consideration.  Under normal  circumstances,  the Fund will invest a majority of its assets in common stocks listed on the New York Stock Exchange.

INVESTMENTS

ADRS. The AFBA 5Star Large Cap Fund, AFBA 5Star Mid Cap Fund, AFBA 5Star Science
&  Technology  Fund and AFBA  5Star  Small  Cap Fund may gain  international exposure through investing in American Depositary  Receipts (ADRs).  ADRs, which are receipts typically issued by domestic banks or trust companies, are publicly traded in the United  States  and  represent  ownership  in  underlying  foreign securities.

Up to 25% of the total  assets of the AFBA 5Star Large Cap Fund,  AFBA 5Star Mid
Cap Fund and AFBA 5Star Small Cap Fund may be invested in ADRs.  However,  under normal  circumstances  these Funds do not intend to invest the total  authorized amount.  The AFBA 5Star Science &  Technology Fund does not intend to invest more than 5% in ADRs,  nor do the Funds  intend to invest  directly  in  foreign securities or foreign currencies.  Most ADRs are traded on a U.S. stock exchange and can be sponsored or unsponsored.  Also, unsponsored ADRs tend to have a less liquid trading market than sponsored ADRs.  Issuers of unsponsored  ADRs are not contractually  obligated  to  disclose  material  information  in the U.S.  and, therefore,  there may not be a  correlation  between  such  information  and the market value of the  unsponsored  ADR. A depositary may establish an unsponsored facility without  participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of  non-objection  from such issuer  prior to the  establishment  of such facility.  Sponsored ADR  facilities are created in generally the same manner as unsponsored  facilities,  except  that the  issuer of the  deposited  securities enters into a deposit agreement with the depositary. Also, unsponsored ADRs tend to have a less liquid trading market than sponsored ADRs.

ADRs do not involve the same direct  currency and liquidity  risks as securities denominated in foreign currency. However, their value will generally be affected by currency  fluctuations  that alter the value of the security  underlying  the
ADRs with respect to the U.S. dollar. Also, investing in foreign companies, even through ADRs,  may involve more risks than  investing in U.S.  companies.  These risks can increase the potential  for losses in the Fund and may include,  among others, currency risks (fluctuations in currency exchange rates and the new euro currency), country risks (political,  social and economic instability,  currency devaluations  and  policies  that have the  effect of  limiting  or  restricting foreign investment or the movement of assets) different trading practices,  less government  supervision,  less publicly available  information,  limited trading markets and greater volatility.

ASSET-BACKED SECURITIES.  The AFBA 5Star Balanced Fund and AFBA 5Star High Yield
Fund  may  invest  in  asset-backed  securities.   Asset-backed  securities  are
collateralized  by short maturity loans such as automobile  receivables,  credit card receivables,  and other types of receivables or assets.  Credit support for asset-backed  securities may be based on the underlying  assets and/or  provided through credit  enhancements  by a third party.  Credit  enhancement  techniques include  letters of  credit,  insurance  bonds,  limited  guarantees  (which are
generally   provided  by  the  issuer),   senior-subordinated   structures   and
over-collateralization.

CASH MANAGEMENT. For purposes including, but not limited to, meeting redemptions and  unanticipated  expenses,  the Funds may invest a portion of their assets in cash or high-quality,  short-term debt obligations readily changeable into cash.
Such  high-quality,  short-term  obligations  include:  money market securities, commercial  paper,  bank  certificates  of deposit,  and  repurchase  agreements collateralized  by government  securities.  Investments in commercial  paper are restricted to companies in the top two short-term  rating  categories by Moody's and S&P.  In addition,  the Funds may invest up to 100% of their  respective assets in such securities for temporary, emergency purposes.

CONVERTIBLE  SECURITIES.  The AFBA 5Star  Balanced  Fund,  AFBA 5Star High Yield
Fund,  AFBA  5Star  Mid Cap Fund and AFBA  5Star  Small  Cap Fund may  invest in convertible  securities.  Traditional  convertible  securities include corporate bonds,  notes and preferred  stocks that may be converted  into or exchanged for common stock,  and other  securities that also provide an opportunity for equity participation. These securities are generally convertible

                                        4

either at a stated  price or a stated  rate (that is,  for a specific  number of shares  of  common  stock  or  other  security).  As  with  other  fixed  income securities,  the price of a convertible security to some extent varies inversely with interest rates. While providing a fixed-income  stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a  non-convertible  debt security),  a convertible  security also affords the investor an opportunity,  through its conversion  feature, to participate in the capital  appreciation of the common stock into which it is  convertible.  As the market price of the underlying  common stock  declines,  convertible  securities tend to trade  increasingly  on a yield basis and so may not  experience  market value  declines  to the same extent as the  underlying  common  stock.  When the market  price  of  the  underlying  common  stock  increases,  the  price  of  a convertible  security  tends  to  rise  as a  reflection  of  the  value  of the underlying  common stock.  To obtain such a higher yield, a Fund may be required to pay for a  convertible  security  an  amount  in  excess  of the value of the underlying  common stock.  Common stock acquired by a Fund upon  conversion of a convertible  security  will  generally  be held  for so long as the  sub-adviser anticipates  such  stock  will  provide  the Fund  with  opportunities  that are consistent with the Fund's investment objective and policies.

COVERED CALL OPTIONS.  Each Fund is authorized to write (i.e. sell) covered call options on the  securities  in which it may  invest  and to enter  into  closing purchase  transactions  with respect to certain of such options.  A covered call option is an option where the Fund, in return for a premium, gives another party a right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract.  Covered call options are intended to serve  as a  partial  hedge  against  any  declining  price  of  the  underlying securities.

Up to 25% of a Fund's total assets may be subject to covered  call  options.  By writing  covered  call  options,  the Fund gives up the  opportunity,  while the option  is in  effect,  to  profit  from any price  increase  in the  underlying security above the option exercise price. In addition,  a Fund's ability to sell the underlying security will be limited while the option is in effect unless the
Fund effects a closing  purchase  transaction.  A closing  purchase  transaction cancels  out a  Fund's  position  as the  writer  of an  option  by  means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Upon the termination of a Fund's obligation under a covered call option  other than  through  exercise  of the  option,  the Fund will  realize a short-term  capital gain or loss.  Any gain realized by a Fund from the exercise of an option will be short-term  or long-term  depending on the period for which the stock was held. The writing of covered call options  creates a straddle that is  potentially  subject to the straddle  rules,  which may override some of the foregoing rules and result in a deferral of some losses for tax purposes.

DEBT SECURITIES. In addition to investing for cash management purposes, the AFBA
5Star Mid Cap Fund may invest in debt  securities on an  intermittent  basis and the AFBA 5Star  Balanced  Fund and AFBA  5Star  High  Yield Fund  invest in debt securities under normal conditions.  A debt security  represents a loan of money by the purchaser of the securities to the issuer. A debt security  typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to  return  the  lender's  money  over a certain  period of time.  A company typically meets its payment  obligations  associated  with its outstanding  debt securities  before it declares  and pays any  dividends to holders of its equity securities.  Bonds,  notes,  debentures and  commercial  paper are types of debt securities.  Each  of  these  differs  in the  length  of the  issuer's  payment schedule, with commercial paper having the shortest payment schedule.

Debt securities are also subject to the risks described under "Cash  Management"
above.  Independent  rating  organizations rate debt securities based upon their assessment of the financial soundness of the issuer.  Generally,  a lower rating indicates  higher risk. The AFBA 5Star Mid Cap Fund may buy debt securities that are rated A or higher by Moody's or S&P;  or unrated debt that is determined by the sub-adviser to be of comparable quality. The debt investments of the AFBA
5Star  Balanced  Fund and AFBA 5Star High Yield Fund are  described  more in the section "High Yielding Securities."

EQUITY  SECURITIES.  Each of the Funds may  invest  in  equity  securities.  The purchaser of an equity security  typically receives an ownership interest in the company as well as certain  voting rights.  The owner of an equity  security may participate in a company's  success through the receipt of dividends,  which are distributions  of earnings by the company to its owners.  Equity security owners may also participate in a company's success or lack of success through increases or  decreases  in the value of the  company's  shares  as  traded in the  public trading  market for such shares.  Equity  securities  generally take the form of common  stock or  preferred  stock.  Preferred  stockholders  typically  receive greater dividends but may receive less appreciation than common stockholders and may have  greater  voting  rights as well.  Equity  securities  may also include convertible securities.

HIGH YIELDING SECURITIES. The AFBA 5Star Balanced Fund and AFBA 5Star High Yield
Fund invest in  high-yielding,  higher-risk  debt  securities  (so-called  "junk bonds").  These lower rated bonds  involve a higher  degree of credit risk,  the risk that the issuer will not make  interest or principal  payments when due. In the event of an  unanticipated  default,  a Fund would experience a reduction in its income, and could expect a decline in the market

                                        5

value of the  securities  so affected.  More careful  analysis of the  financial condition  of each  issuer of lower grade  securities  is  therefore  necessary.
During an economic  downturn or  substantial  period of rising  interest  rates, highly leveraged issuers may experience  financial stress, which would adversely affect their ability to meet their principal and interest  payment  obligations, to reach projected business goals and to obtain additional financing.

The market  prices of lower grade  securities  are generally  less  sensitive to interest  rate  changes  than higher rated  investments,  but more  sensitive to adverse  economic or  political  changes or, in the case of  corporate  issuers, individual corporate developments.  Periods of economic or political uncertainty and change can be  expected  to result in higher  volatility  of prices of these
securities.   Since  the  last  major  economic  recession,  there  has  been  a substantial  increase in the use of  high-yield  debt  securities to fund highly leveraged corporate acquisitions and restructurings.  Therefore, past experience with high-yield  securities in a prolonged  economic downturn may not provide an accurate  indication  of future  performance  during such  periods.  Lower-rated securities also may have less liquid markets than higher-rated  securities,  and their  liquidity  as well as their  value may be  adversely  affected by adverse economic conditions.  Adverse publicity and investor perceptions, as well as new
or  proposed  laws,  may  also  have  a  negative   impact  on  the  market  for
high-yield/high-risk bonds.

Credit quality of lower-rated  securities can change  suddenly and  unexpectedly and even recently  issued credit  ratings may not fully reflect the actual risks posed by a particular  high-yield/high-risk  security.  For these reasons, it is the Funds' policy not to rely primarily on ratings issued by established  credit rating agencies,  but to utilize such ratings in conjunction with the investment adviser's own independent and ongoing review of credit quality. As a mutual fund investing in debt securities, each of the Funds is subject primarily to interest rate, income and credit risk.  Interest rate risk is the potential for a decline in bond  prices due to rising  interest  rates.  In  general,  bond  prices vary inversely with interest rates.  When interest rates rise, bond prices  generally fall.  Conversely,  when interest rates fall,  bond prices  generally  rise. The change in price depends on several factors,  including the bond's maturity date.
In general,  bonds with longer  maturities  are more  sensitive to interest rate changes than bonds with shorter maturities.

The Funds are also subject to income risk,  which is the potential for a decline in the  respective  Fund's  income  due to falling  market  interest  rates.  In addition to interest rate and income risks,  each Fund is subject to credit risk as defined  above.  The  credit  risk of a Fund  depends  on the  quality of its investments.  Reflecting their higher risks, lower-quality bonds generally offer higher yields (all other factors being equal).

ILLIQUID  SECURITIES.  Each  Fund  may  invest  up to 15% of its net  assets  in illiquid  securities.  The term  "illiquid  securities"  for this purpose  means securities  that cannot be disposed of within seven days in the ordinary  course of  business  at  approximately  the  amount  at which the Fund has  valued  the securities. Illiquid securities are considered to include generally, among other things,  repurchase  agreements with maturities in excess of seven days, certain
loan   participation   interests  and  other  securities  whose  disposition  is
restricted under the federal securities laws. A Fund's illiquid  investments may include  privately placed  securities that are not registered for sale under the
Securities Act of 1933, as amended (the "1933 Act").

The Funds  may also,  when  consistent  with  their  investment  objectives  and policies,  purchase commercial paper issued pursuant to Section 4(2) of the 1933
Act and  domestically  traded  securities that are not registered under the 1933
Act but can be sold to "qualified  institutional buyers" in accordance with Rule
144A under the 1933 Act ("Rule 144A  Securities").  These securities will not be considered  illiquid so long as the  sub-adviser  determines,  under  guidelines approved by the Board of Directors,  that an adequate trading market exists. The practice of  investing  in Rule 144A  securities  could  increase the level of a
Fund's illiquidity during any period that qualified  institutional buyers become uninterested in purchasing these securities.

LARGE CAP  SECURITIES.  Investment  in large  cap  company  securities  involves certain risks  because  large cap companies may be unable to respond  quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors.  Large cap companies are also  sometimes  unable to attain the high growth  rates of  successful,  smaller  companies,  especially  during  extended periods of economic expansion.  The AFBA 5Star Large Cap Fund and AFBA 5Star USA
Global  Fund  will  primarily  invest  in the  equity  securities  of large  cap companies.  The  AFBA  5Star  Balanced  Fund  and  AFBA  5Star  Mid Cap Fund may
occasionally invest in equity securities of such large cap companies.

MID CAP  SECURITIES.  Generally,  mid cap companies may have more  potential for growth than large cap companies.  Investing in mid cap companies,  however,  may involve  greater risks than investing in large cap companies.  Mid cap companies
may  not  have  the  management   experience,   financial   resources,   product
diversification  and  competitive   strengths  of  large  cap  companies,   and,
therefore,  their securities may be more volatile than the securities of larger, more established  companies.  Mid cap company stocks may be bought and sold less often and in smaller amounts

                                        6

than large cap company stocks.  Because of this, if a Fund wants to sell a large quantity of a mid cap company's stock, it may have to sell at a lower price than the  sub-adviser  might  prefer,  or it may have to sell in smaller than desired quantities  over a period of time.  The AFBA  5Star Mid Cap Fund will  primarily invest in the equity  securities of mid cap  companies.  The AFBA 5Star Balanced
Fund, AFBA 5Star Large Cap Fund, AFBA 5Star Science &  Technology Fund, AFBA
5Star Small Cap Fund, and AFBA 5Star USA Global Fund will occasionally invest in equity securities of such mid cap companies.

MONEY MARKET  SECURITIES.  Investments  by the Funds in money market  securities shall include  government  securities,  commercial  paper,  bank certificates of deposit and  repurchase  agreements  collateralized  by  government  securities.
Investment in commercial  paper is restricted to companies in the top two rating categories of Moody's and S&P.

MORTGAGE-BACKED  SECURITIES.  The AFBA 5Star  Balanced  Fund and AFBA 5Star High
Yield Fund may invest in mortgage-backed securities.  Mortgage-backed securities represent  an  ownership  interest in a pool of  mortgage  loans  originated  by mortgage bankers,  commercial  bankers,  savings and loan associations,  savings banks and credit unions to finance purchases of homes,  commercial  buildings or other real  estate.  The  individual  mortgage  loans are  packaged  or "pooled"
together for sale to investors.  As the underlying  mortgage loans are paid off, investors receive principal and interest payments.

The market value of mortgage  securities  will  generally  vary  inversely  with changes in market interest rates,  declining when interest rates rise and rising when interest rates decline. While having less risk of a decline in value during periods  of  rapidly  rising  rates,  mortgage  securities  may also  have  less potential  for capital  appreciation  than other debt  securities  of comparable maturities  as  interest  rates  decline,  due to the  increased  likelihood  of mortgage  prepayments.  An  unexpected  rise in interest  rates could extend the average life of a mortgage  security  because of a lower than expected  level of prepayments,  potentially  reducing  the  security's  value and  increasing  its volatility.  In addition,  to the extent mortgage  securities are purchased at a premium,  mortgage foreclosures and unscheduled principal prepayments may result in some loss of the holder's  principal  investment to the extent of the premium paid.  On the other hand,  if mortgage  securities  are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase  current and total returns and will  accelerate the recognition of income  that,  when  distributed  to  shareholders,  will be taxable as ordinary income.

REPURCHASE  AGREEMENTS.  The Funds may  invest  in issues of the  United  States
Treasury  or a  United  States  government  agency  in the  form  of  repurchase agreements.  A repurchase  agreement  involves the sale of  securities to a Fund with the concurrent  agreement by the seller to repurchase the securities at the
Fund's  cost plus  interest  at an agreed rate upon demand or within a specified time, thereby  determining the yield during the Fund's period of ownership.  The result is a fixed rate of return insulated from market  fluctuations during such period.  Under the 1940 Act,  repurchase  agreements are considered loans by the respective Fund.

The Funds will enter into  repurchase  agreements  only with United States banks having assets in excess of $1 billion  which are members of the Federal  Deposit
Insurance  Corporation,  and  with  certain  securities  dealers  who  meet  the qualifications  set from time to time by the Board of  Directors of the Company.
The term to maturity of a repurchase agreement normally will be no longer than a few days.  Repurchase  agreements  maturing  in more than  seven  days and other illiquid securities will not exceed 15% of the net assets of a Fund.

The use of repurchase  agreements  involves certain risks.  For example,  if the seller of the agreement  defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a Fund may incur a loss when the  securities  are  sold.  If the  seller  of the  agreement becomes  insolvent  and  subject  to  liquidation  or  reorganization  under the
Bankruptcy Code or other laws,  disposition of the underlying  securities may be delayed pending court proceedings.  Finally,  it is possible that a Fund may not be able to perfect its interest in the underlying  securities.  While the Funds'
adviser  acknowledges  these risks,  it is expected  that they can be controlled through stringent security selection criteria and careful monitoring procedures.

SMALL CAP  SECURITIES.  Investments  in common  stocks in general are subject to market,  economic and  business  risks that will cause their prices to fluctuate over time. Small cap companies may not have the management experience, financial resources,  product  diversification  and  competitive  strengths  of large  cap companies, and therefore investments in small cap company securities may involve greater  price  volatility  than  investments  in  securities  of  larger,  more established  companies.  The AFBA 5Star Small Cap Fund will primarily  invest in the equity securities of such small cap companies. The AFBA 5Star Balanced Fund,
AFBA  5Star  Mid Cap Fund and  AFBA  5Star  Science  &  Technology  Fund may
occasionally invest in equity securities of such small cap companies.  Therefore investments in these Funds may be more suitable for long-term  investors who can bear the risk of these fluctuations.

                                        7

WARRANTS.  The AFBA 5Star Mid Cap Fund and AFBA 5Star Science  &  Technology
Fund may invest in warrants.  Warrants are purely  speculative in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the  corporation  issuing  them.  Warrants  basically are options to purchase equity  securities at a specific price valid for a specific period of time. They do not represent  ownership of the  securities,  but only the right to buy them.
Warrants  differ from call options in that  warrants are issued by the issuer of the security,  which security may be purchased on their  exercise,  whereas call options  may be  written  or issued by anyone.  The  prices of  warrants  do not necessarily  move parallel to the prices of the  underlying  securities.  Rights represent a preemptive right to purchase  additional shares of stock at the time of new  issuance,  before  stock is offered to the general  public,  so that the stockholder can retain the same ownership percentage after the offering.

FUNDAMENTAL  INVESTMENT  POLICIES AND  RESTRICTIONS.  The following  fundamental policies have been adopted by the Funds.  These policies cannot be changed for a
Fund without the approval of a "majority of the outstanding  voting  securities"
of the  Fund.  Under  the  1940  Act,  a  "majority  of the  outstanding  voting securities"  of a Fund means the vote of:  (i) more than 50% of the  outstanding voting  securities of the Fund; or (ii) 67% or more of the voting  securities of the  Fund  present  at a  meeting,  if  the  holders  of  more  than  50% of the outstanding voting securities are present or represented by proxy,  whichever is less. In cases where the current legal or regulatory  limitations are explained, such  explanations  are  not  part  of the  fundamental  restriction  and may be modified  without  shareholder  approval  to  reflect  changes  in the legal and regulatory requirements.

The AFBA 5Star Balanced Fund,  AFBA 5Star High Yield Fund,  AFBA 5Star Large Cap
Fund and AFBA 5Star USA Global Fund will not:

(1)  purchase  the  securities  of any one  issuer,  except  the  United  States government,  if immediately  after and as a result of such purchase (a) the value of the holding of the Fund in the  securities of such issuer  exceeds
     5% of the value of the Fund's total assets,  or (b) the Fund owns more than
     10% of the outstanding voting securities, or any other class of securities, of such issuer;

(2)  engage in the purchase or sale of real estate (unless  acquired as a result of ownership of  securities  or other  instruments  and provided  that this restriction  does not  prevent  the Fund from  investing  in issuers  which invest,  deal  or  otherwise  engage  in  transactions  in real  estate  or interests  therein,  or  investing in  securities  that are secured by real estate or interests  therein),  commodities (unless acquired as a result of ownership  of  securities  or other  instruments  and  provided  that  this restriction  does not prevent the Fund from  engaging  in  transactions  in securities secured by physical commodities) or futures contracts;

(3)  underwrite the securities of other issuers (except that the Fund may engage in  transactions  involving the  acquisition,  disposition or resale of its portfolio securities,  under circumstances where it may be considered to be an underwriter under the 1933 Act);

(4)  make  loans  to any of its  officers,  Directors  or  employees,  or to its manager, general distributor or officers or Directors thereof;

(5)  make any loan (the purchase of a security subject to a repurchase agreement or the  purchase  of a portion  of an issue of  publicly  distributed  debt securities is not considered the making of a loan);

(6)  invest in companies for the purpose of exercising control of management;

(7)  purchase  securities on margin, or sell securities  short,  except that the
     Fund may write covered call options;

(8)  purchase shares of other investment  companies except in the open market at
     ordinary   broker's   commission  or  pursuant  to  a  plan  of  merger  or
     consolidation;

(9)  invest in the  aggregate  more than 5% of the value of its gross  assets in the securities of issuers (other than federal,  state,  territorial,  local governments,  corporations,  or authorities  established  thereby),  which, including  predecessors,  have not had at  least  three  years'  continuous operations;

(10) except for transactions in its shares or other securities through brokerage
     practices  which  are  considered  normal  and  generally   accepted  under
     circumstances  existing at the time,  enter into dealings with its officers or Directors,  its manager or underwriter,  or their officers or Directors, or any organization in which such persons have a financial interest;

(11) borrow or pledge its assets under normal circumstances, except up to 10% of its  total  assets  (computed  at the lower of fair  market  value or cost)
     temporarily  for  emergency  or  extraordinary  purposes,  and  not for the purpose of  leveraging  its  investments,  and  provided  further  that any borrowing  in excess of the 5% of the total  assets of the Fund  shall have asset coverage of at least 3 to 1;

(12) make itself or its assets liable for the indebtedness of others;

                                        8

(13) invest in securities which are assessable or involve unlimited liability;

(14) purchase any securities  which would cause 25% or more of the assets of the
     Fund at the  time of  purchase  to be  invested  in any  one  industry.  In applying this restriction,  it is a matter of  non-fundamental  policy that investment in certain  categories of companies will not be considered to be investments in a particular  industry.  For example:  (i) financial service companies will be classified  according to the end users of their services, for example,  automobile finance, bank finance and diversified finance will each be considered a separate industry;  (ii) technology  companies will be divided  according to their products and services,  for example,  hardware, software,  information services and outsourcing, or telecommunications will each  be  a  separate  industry;  (iii)  asset-backed  securities  will  be classified according to the underlying assets securing such securities; and
     (iv) utility  companies will be divided  according to their  services,  for example,  gas,  gas  transmission,  electric  and  telephone  will  each be considered a separate industry; or

(15) issue senior securities,  except as the 1940 Act or any rule thereunder may permit.

The AFBA 5Star Mid Cap Fund,  AFBA 5Star Science &  Technology Fund and AFBA
5Star Small Cap Fund will not:

(1)  borrow money or issue senior securities, except as the 1940 Act or any rule thereunder may permit.  The following  sentence is intended to describe the current  regulatory  limits  relating to senior  securities  and  borrowing activities  that apply to mutual funds and the  information in the sentence may be changed without shareholder  approval to reflect changes in the 1940
     Act or any rule thereunder.  A Fund may borrow up to 5% of its total assets for  temporary  purposes and may also borrow from banks,  provided  that if borrowing  exceeds 5%, the Fund must have assets  totaling at least 300% of the borrowing when the amount of the borrowing is added to the Fund's other assets.  The effect of this  provision  is to allow the Fund to borrow from banks  amounts up to  one-third  (33 1/3%) of its total  assets  (including those assets represented by the borrowing);

(2)  underwrite the securities of other issuers, except that the Fund may engage in  transactions  involving the  acquisition,  disposition or resale of its portfolio securities,  under circumstances where it may be considered to be an underwriter under the 1933 Act;

(3)  purchase or sell real estate,  unless  acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest,  deal or otherwise engage in transactions in real estate or interests therein; or investing in securities that are secured by real estate or interests therein;

(4)  purchase  or sell  physical  commodities,  unless  acquired  as a result of ownership  of  securities  or other  instruments  and  provided  that  this restriction  does  not  prevent  the Fund  from  engaging  in  transactions involving  futures contracts and options thereon or investing in securities that are secured by physical commodities;

(5)  make loans,  provided that this  restriction does not prevent the Fund from purchasing  debt  obligations,  entering into  repurchase  agreements,  and loaning its assets to brokers/dealers or institutional investors.

(6)  change its classification from diversified as defined under the 1940 Act to non-diversified.  Under the 1940 Act, diversified  generally means that the
     Fund may not, with respect to 75% of its total assets,  invest more than 5%
     of its total assets in  securities  of any one issuer,  except  obligations
     issued  or   guaranteed   by  the  U.S.   Government,   its   agencies   or
     instrumentalities  and  securities  issued  by  investment  companies,   or
     purchase more than 10% of the voting securities of any one issuer.

In addition, the AFBA 5Star Mid Cap Fund will not:

(7)  Make investments that will result in the concentration, as that term may be defined in the 1940 Act, any rule or order thereunder,  or U.S.  Securities and  Exchange  Commission  ("SEC")  staff  interpretation  thereof,  of its investments  in the  securities  of issuers  primarily  engaged in the same industry.  The SEC staff  currently  takes the position  that a mutual fund concentrates its investments in a particular industry if 25% or more of its total assets are invested in issuers within the industry.  This restriction does not limit the Fund from investing in obligations  issued or guaranteed by the U.S. government, or its agencies or instrumentalities. Concentration will be examined by looking at each company's particular niche and not

                                        9

     its general industry.  In particular,  technology companies will be divided according to their products and services; for example, hardware,  software, information  services and  outsourcing,  telecommunications  will each be a
     separate  industry.  Furthermore,   financial  service  companies  will  be
     classified  according  to the end  users of their  services;  for  example, automobile  finance,  bank  finance and  diversified  finance  will each be considered a separate industry;  asset-backed securities will be classified according to the underlying  assets securing such securities;  and, utility companies will be divided  according to their services;  for example,  gas, gas transmission, electric and telephone will each be considered a separate industry.

NON-FUNDAMENTAL  POLICIES AND RESTRICTIONS FOR THE AFBA 5STAR MID CAP FUND, AFBA
5STAR SCIENCE & TECHNOLOGY FUND AND AFBA 5STAR SMALL CAP FUND

In addition to the fundamental  policies and investment  restrictions  described
above,   and  the  various  general   investment   policies   described  in  the
Prospectuses,  the AFBA 5Star Mid Cap, AFBA 5Star Science &  Technology  and
AFBA 5Star Small Cap Funds are subject to the following investment restrictions, which  are  considered  non-fundamental  and  may be  changed  by the  Board  of
Directors without shareholder approval.

(1)  OTHER  INVESTMENT  COMPANIES.  Each  Fund is  permitted  to invest in other
     investment  companies,   including  open-end,  closed-end  or  unregistered
     investment companies,  either within the percentage limits set forth in the
     1940  Act,  any  rule or  order  thereunder,  or SEC  staff  interpretation thereof,  or  without  regard to  percentage  limits in  connection  with a
     merger,   reorganization,   consolidation  or  other  similar  transaction.
     However,  a Fund may not operate as a fund of funds which invests primarily in the  shares  of other  investment  companies  as  permitted  by  Section
     12(d)(1)(F)  or (G) of the 1940 Act,  if its own  shares  are  utilized  as investments  by such a fund of funds.  Under current  legal and  regulatory requirements,  the Fund may  invest  up to 5% of its  total  assets  in the securities of any one investment  company,  but may not own more than 3% of any  investment  company or invest more than 10% of its total assets in the securities of other investment companies.

(2)  Each  Fund may not  invest  more than 15% of its net  assets in  securities which it cannot  sell or  dispose  of in the  ordinary  course of  business within seven days at  approximately  the value at which the Fund has valued the investment; and

(3)  Each Fund may not borrow for the purpose of leveraging its investments.  In this regard, a Fund will not purchase portfolio  securities when borrowings exceed 5% of its total assets.

(4)  In addition,  the AFBA 5Star Science &  Technology  Fund and AFBA 5Star
     Small  Cap  Fund  will  not  make  investments  that  will  result  in  the concentration,  as that term may be  defined  in the 1940 Act,  any rule or order thereunder,  SEC staff interpretation  thereof, of its investments in the securities of issuers primarily  engaged in the same industry.  The SEC staff  currently  takes the position  that a mutual fund  concentrates  its investments in a particular industry if 25% or more of its total assets are invested in issuers within the industry.  This  restriction  does not limit the Fund from  investing in  obligations  issued or  guaranteed by the U.S.
     government,  or its agencies or  instrumentalities.  Concentration  will be examined by looking at each company's  particular niche and not its general industry. In particular,  technology companies will be divided according to their products and services; for example, hardware,  software,  information services  and  outsourcing,  telecommunications  will  each  be a  separate industry.  Furthermore,  financial  service  companies  will be  classified according  to the end  users of their  services;  for  example,  automobile finance,  bank finance and  diversified  finance will each be  considered a separate industry;  asset-backed securities will be classified according to the underlying assets securing such securities; and, utility companies will be divided according to their services; for example, gas, gas transmission, electric and telephone will each be considered a separate industry.

PORTFOLIO  TURNOVER.  Annual  portfolio  turnover  ratios  for the time  periods indicated are as follows:

                                        FISCAL YEAR ENDED     FISCAL YEAR ENDED
NAME OF FUND                              MARCH 31, 2003        MARCH 31, 2004

AFBA 5Star Balanced Fund                        33%                   43%
AFBA 5Star High Yield Fund                      36%                   44%
AFBA 5Star Large Cap Fund                       13%                   45%
AFBA 5Star Mid Cap Fund                         11%*                  22%
AFBA 5Star Science & Technology Fund            19%                   44%
AFBA 5Star Small Cap Fund                       26%                   23%
AFBA 5Star USA Global Fund                      11%                   23%

* For the period from May 1, 2002 through March 31, 2003.

                                       10

                       MANAGEMENT OF AFBA 5STAR FUND, INC.

DIRECTORS  AND  OFFICERS.  The  Funds  are  managed  by  AFBA  5Star  Investment
Management Company (the "Manager") subject to the supervision and control of the
Board of  Directors  of the  Company.  The Board meets  regularly  to review the activities of the officers, who are responsible for day-to-day operations of the
Company.  The  following  table lists the officers and Directors of the Company, their  birth  dates,  position,  term of office and  principal  occupation.  The address of each person listed below is 909 North Washington Street,  Alexandria,
Virginia 22314.

                                                                             NUMBER OF
                                                                           FUNDS IN FUND      OTHER
                       POSITION(S)   TERM OF OFFICE        PRINCIPAL         COMPLEX      TRUSTEESHIPS/
                     HELD WITH THE   AND LENGTH OF       OCCUPATION(S)      OVERSEEN BY   DIRECTORSHIPS
NAME, BIRTHDATE          COMPANY      TIME SERVED     DURING PAST 5 YEARS    DIRECTOR    HELD BY DIRECTOR
---------------      -------------    -----------     -------------------    --------    ----------------
DISINTERESTED
DIRECTORS

GENERAL MONROE W.    Director       Director since    Consultant to             7         Trustee, ANSER
HATCH, JR.,                         January 1997.     Industry on                         Corporation
USAF (RET.)                         Shall serve as    National Security.                  (non-profit
(11/20/33)                          Director until                                        research
                                    his                                                   institute);
                                    resignation, or                                       Trustee,
                                    until                                                 College of
                                    terminated or                                         Aeronautics;
                                    until his
                                    successor is
                                    elected and
                                    qualified.

GENERAL LOUIS C.     Director       Director since    Private Consultant.       7         President, Army
WAGNER, JR.,                        January 1997.                                         Retirement
USAF (RET.)                         Shall serve as                                        Resident
(01/24/32)                          Director until                                        Foundation-Potomac;
                                    his                                                   President,
                                    resignation, or                                       Armed Forces
                                    until                                                 Retirement
                                    terminated or                                         Residence
                                    until his                                             Corporation.
                                    successor is
                                    elected and
                                    qualified.

LIEUTENANT GENERAL   Director       Director since    Partner, IBM              7         Director
JOHN S. FAIRFIELD,                  May 2002.         Business                            Skybuilt Power
USAF (RET.)                         Shall serve as    Consulting                          (solar power
(05/02/41)                          Director until    Services                            company) June
                                    his               (Defense), July                     2003-present;
                                    resignation, or   2003-present;                       Trustee,
                                    until             Advisor, Office of                  Falcon
                                    terminated or     the Secretary of                    Foundation
                                    until his         Defense,                            (private
                                    successor is      Logistics, January                  non-profit
                                    elected and       2004 to present;                    scholarship
                                    qualified.        Vice President,                     foundation).
                                                      DynCorp. (federal
                                                      government
                                                      services).
                                                      Formerly,
                                                      Vice-President,
                                                      Business
                                                      Development,
                                                      Federal Sector
                                                      (computer sciences
                                                      corporation),
                                                      March 2003-July
                                                      2003.

BRIGADIER GENERAL    Director       Director since    Retired since             7            N/A
HENRY J. SECHLER,                   January 1997.     1997.  Formerly,
USAF (RET.)                         Shall serve as    Vice President,
(07/23/32)                          Director until    General Dynamics
                                    his               Corp. (defense
                                    resignation, or   contractor)
                                    until
                                    terminated or
                                    until his
                                    successor is
                                    elected and
                                    qualified.

                                       11

INTERESTED DIRECTORS

*LIEUTENANT GENERAL  Chairman and   Chairman and      President and             7            N/A
C.C. BLANTON, USAF   Director       Director since    Chief Executive
(RET.)                              January 1997.     Officer, Armed
(04/15/30)                          Shall serve as    Forces Benefit
                                    Chairman and      Association;
                                    Director, until   Chairman, 5Star
                                    his resignation   Financial, LLC,
                                    or termination    5Star Bank, 5Star
                                    or until his      Life Insurance
                                    successor is      Company, and AFBA
                                    elected and       5Star Investment
                                    qualified.        Management Company.

*JOHN A. JOHNSON     President and  President and     President, Chief          7            N/A
(10/09/36)           Director       Director since    Executive Officer,
                                    January 1997.     and Director,
                                    Shall serve as    5Star Financial,
                                    President and     LLC; President,
                                    Director until    Chief Executive
                                    his resignation   Officer and
                                    or termination    Director, AFBA
                                    or until his      5Star Investment
                                    successor is      Management Company
                                    elected and       and AFBA 5Star
                                    qualified.        Securities
                                                      Company.
                                                      Formerly,
                                                      President and
                                                      Chief Executive
                                                      Officer, 5Star
                                                      Life Insurance
                                                      Company.

*JOHN C. KORNITZER   Director       Director since    President,                7            N/A
(08/21/45)                          January 1997.     Kornitzer Capital
                                    Shall serve as    Management, Inc.
                                    Director until    (sub-adviser to
                                    his               the Funds).
                                    resignation or    Formerly, Vice
                                    termination or    President of
                                    until his         Investments,
                                    successor is      Employers
                                    elected and       Reinsurance Corp.
                                    qualified.

OFFICER(S) WHO ARE NOT DIRECTORS

KIMBERLEY E. WOODING CFO and        CFO since         Executive Vice            N/A          N/A
(05/16/68)           Treasurer      December 2000.    President and
                                    Treasurer since   Chief Financial
                                    November 1999.    Officer, AFBA
                                    Shall serve as    5Star Life
                                    CFO and           Insurance Company
                                    Treasurer at      and AFBA 5Star
                                    the pleasure of   Investment
                                    the Board or      Management
                                    until her         Company.
                                    resignation or    Formerly, Vice
                                    termination or    President and
                                    until her         Controller, AFBA
                                    successor is      5Star Life
                                    elected and       Insurance Company
                                    qualified.        and AFBA 5Star
                                                      Investment
                                                      Management
                                                      Company;
                                                      Financial/
                                                      Operations
                                                      Principal and
                                                      Chief
                                                      Financial
                                                      Officer, AFBA
                                                      5Star
                                                      Securities
                                                      Company.

                                       12

ANDREW J. WELLE      Vice President Vice President    Vice President of         N/A          N/A
(10/28/66)           and Secretary  since December    AFBA 5Star
                                    2000 and          Securities
                                    Secretary since   Company; Director
                                    July 2003.        for Distribution,
                                    Shall serve as    AFBA 5Star
                                    Vice President    Investment
                                    and Secretary     Management Company.
                                    at the pleasure
                                    of the Board or
                                    until his
                                    resignation or
                                    termination or
                                    until his
                                    successor is
                                    elected or
                                    qualified.

LORRAINE J. LENNON   Vice President Vice President    Vice President of         N/A          N/A
(01/26/61)           Compliance     since December    Compliance, 5Star
                                    2000. Shall       Life Insurance
                                    serve as          Company, AFBA
                                    Vice President    5Star Investment
                                    of Compliance     Management Company
                                    at the pleasure   and AFBA 5Star
                                    of the Board or   Securities Company.
                                    until her
                                    resignation or
                                    termination or
                                    until her
                                    successor is
                                    elected and
                                    qualified.

MAUREEN B. SCANLON   Vice President Vice President    Vice President of         N/A          N/A
(09/05/73)           Finance        since November    Finance and
                                    2003. Shall       Controller, 5Star
                                    serve as          Life Insurance
                                    Vice President    Company and AFBA
                                    of Finance at     5Star Investment
                                    the pleasure of   Management Company.
                                    the Board or
                                    until her
                                    resignation or
                                    termination or
                                    until her
                                    successor is
                                    elected and
                                    qualified.

JEFFREY C. SANDEFUR  Assistant      Assistant         Sr. Vice                  N/A          N/A
(11/20/44)           Secretary      Secretary since   President,
                                    April 1999.       Marketing, 5Star
                                    Shall serve as    Financial, LLC,
                                    Assistant         5Star Bank and
                                    Secretary at      5Star Life
                                    the pleasure of   Insurance Company.
                                    the Board or
                                    until his
                                    resignation or
                                    termination or
                                    until his
                                    successor is
                                    elected and
                                    qualified.

JOHN R. MOORMAN      Assistant Vice Assistant Vice    Distribution              N/A          N/A
(02/26/70)           President      President since   Manager, AFBA
                                    December 2000.    5Star Investment
                                    Shall serve as    Management Company.
                                    Assistant
                                    Vice President
                                    at the pleasure
                                    of the Board or
                                    until his
                                    resignation or
                                    termination or
                                    until his
                                    successor is
                                    elected and
                                    qualified.

*Lieutenant  General C. C.  Blanton,  USAF (Ret.) is  considered  an  interested person of the Company under the federal  securities laws due to his positions as an officer and/or  chairman of AFBA 5Star  Investment  Management  Company,  the
manager of the Funds and other AFBA 5Star entities.  John A. Johnson's status as an interested person results from his positions as an officer and/or director of
AFBA 5Star  Investment  Management  Company and other AFBA 5Star entities.  John
Kornitzer is considered  an  interested  person due to his position as president
and  major  shareholder  of  Kornitzer  Capital   Management,   Inc.,   ("KCM"),
sub-adviser to the Funds.

                                       13

The Board has an Audit Committee  comprised of only the  Independent  Directors,
Messrs. Hatch, Wagner,  Fairfield and Sechler. The Audit Committee,  established by the Board on October 28, 2003, has the responsibility to, among other things, recommend the selection of the Funds'  Independent  Registered Public Accounting
Firm,  confer with the Independent  Registered  Public Accounting Firm regarding the Funds' financial statements,  the results of the audits and related matters, and perform such other tasks as the full Board deems necessary or appropriate.

SECURITY AND OTHER INTERESTS. The following table sets forth the dollar range of equity  securities  beneficially  owned  by each  Director  in each  Fund of the
Company and in all  registered  investment  companies  overseen by the  Director within the Company's family of investment companies, as of December 31, 2003.

                                                                               AGGREGATE DOLLAR RANGE OF
                                                                                EQUITY SECURITIES IN ALL
                                                                                 REGISTERED INVESTMENT
                                                                                 COMPANIES OVERSEEN BY
                                    DOLLAR RANGE OF EQUITY SECURITIES          DIRECTOR WITHIN THE FAMILY
NAME OF DIRECTOR                         IN EACH AFBA 5STAR FUND                OF INVESTMENT COMPANIES

INTERESTED DIRECTORS
Lieutenant General               $1-$10,000 in Balanced Fund
C.C. Blanton                     over $100,000 in High Yield Fund
                                 over $100,000 in Large Cap Fund
                                 over $100,000 in Science & Technology
                                 Fund
                                 over $100,000 in Small Cap Fund
                                 $10,001-$50,000 in USA Global Fund                 Over $100,000

John A. Johnson                  $10,001-$50,000 in Balanced Fund
                                 $10,001-$50,000 in High Yield Fund
                                 $50,001-$100,000 in Large Cap Fund
                                 $50,001-$100,000 in Mid Cap Fund
                                 $50,001-$100,000 in Science & Technology Fund
                                 $50,001-$100,000 in Small Cap Fund
                                 $50,001-$100,000 in USA Global Fund                Over $100,000

John C. Kornitzer                $10,001-$50,000 in Balanced Fund
                                 $10,001-$50,000 in High Yield Fund
                                 $10,001-$50,000 in Large Cap Fund
                                 $10,001-$50,000 in USA Global Fund                 Over $100,000

DISINTERESTED DIRECTORS
General Monroe W. Hatch          $10,001-$50,000 in Large Cap Fund
                                 $10,001-$50,000 in USA Global Fund               $10,001-$50,000

General Louis C. Wagner, Jr.     $1-$10,000 in Large Cap Fund
                                 $1-$10,000 in Science & Technology Fund
                                 $1-$10,000 in Small Cap Fund
                                 $1-$10,000 in USA Global Fund                    $10,001-$50,000

Lieutenant General               $10,001-$50,000 in Balanced Fund
John S. Fairfield                $1-$10,000 in Mid Cap Fund
                                 $1-$10,000 in Science & Technology Fund          $10,001-$50,000

Brigadier General                None                                             None
Henry J. Sechler

     As of December  31,  2003,  none of the  "disinterested"  Directors  of the
Company  (as such term is defined in the 1940 Act),  or their  immediate  family members owned beneficially or of record, an interest in the Company's manager or distributor, or in any person directly or indirectly controlling, controlled by, or under common control with the Manager or distributor.

COMPENSATION.  Disinterested  Directors are  compensated  and  reimbursed by the
Funds for their  expenses  arising out of normal duties and  services.  Director compensation for the fiscal year ended March 31, 2004, was as follows:

                                       14

                                                 PENSION OR                       TOTAL COMPENSATION
                              AGGREGATE     RETIREMENT BENEFITS ESTIMATED ANNUAL   FROM COMPANY AND
      NAME OF PERSON      COMPENSATION FROM  ACCRUED AS PART OF  BENEFITS UPON    FUND COMPLEX PAID
       AND POSITION            COMPANY        COMPANY EXPENSES     RETIREMENT        TO DIRECTOR

INTERESTED DIRECTORS
Lieutenant General C.C.
Blanton                          $0                $0                $0                 $0

John A. Johnson                  $0                $0                $0                 $0

John C. Kornitzer                $0                $0                $0                 $0

DISINTERESTED DIRECTORS
General Monroe W. Hatch        $13,450             $0                $0              $13,450

General Louis C. Wagner,
Jr.                            $13,450             $0                $0              $13,450

Lieutenant General John S.
Fairfield                      $13,450             $0                $0              $13,450

Brigadier General Henry J.
Sechler                        $13,450             $0                $0              $13,450

Directors  Fairfield,  Hatch,  Sechler and Wagner have no financial interest in, nor are they affiliated with the Manager, PFPC Distributors, Inc. or KCM.

At a meeting of the Board of Directors  held on January 29,  2004,  the Board of
Directors,  including the Directors who are not party to the investment advisory or  sub-advisory  agreements  or  "interested  persons"  of  any  party  to  the investment  advisory or sub-advisory  agreements  within the meaning of the 1940
Act,  unanimously approved the continuation of the investment advisory agreement in effect  between the Manager and the  Company,  for the benefit of each of the
Funds,  and  the  sub-advisory  agreement  between  the  Manager  and KCM for an additional  one-year period.  In approving the continuation of these agreements, the Board reviewed information provided to it by KCM and the Manager,  including tables  comparing the expense  ratios of the Funds to average  expense ratios of comparable  funds  and  noted  that  the  Funds  were  competitive,  information regarding the personnel and structure of KCM with a focus on the  experience and qualifications  of the  investment  personnel,  the fact  that KCM was  recently inspected by the SEC and found to have no material deficiencies, the performance of the Funds in relation  to their  benchmarks  and in relation to other  mutual funds with  similar  investment  objectives,  the expense  limitations  that the
Manager  has  agreed to keep in place for the Funds and the  management  fees in relation to the  performance  of the Funds.  The Board  discussed the nature and quality of the services provided in relation to the fees and determined that the agreements were fair and reasonable and should be continued.

CODE OF ETHICS. The Company, the Manager and the sub-adviser have each adopted a code of ethics, as required by Rule 17j-1 under the 1940 Act. Under each code of ethics,  persons  who are  designated  as access  persons may engage in personal securities transactions, including transactions involving securities that may be purchased  or sold by any Fund,  subject to  certain  general  restrictions  and procedures.  Each code of ethics contains  provisions  designed to substantially comply with the recommendations  contained in the Investment Company Institute's
1994 Report of the Advisory Group on Personal Investing. The codes of ethics are on file with the SEC.

PROXY  VOTING  POLICIES  AND  PROCEDURES.  The Funds  delegate  all proxy voting decisions regarding the Funds' securities to KCM, the Funds'  sub-adviser.  As a result, the Funds' Board of Directors has adopted the sub-adviser's proxy voting policies and procedures as the Funds' proxy voting  policies and procedures (the
"Policies and Procedures").

KCM's authority to vote proxies or act with respect to other shareholder actions is  established  through the  delegation of  discretionary  authority  under its investment  sub-advisory  agreement.  KCM will vote all  proxies  and act on all other  actions in a timely  manner as part of its full  discretionary  authority over Fund assets in accordance with the Policies and Procedures. Examples of the types of  corporate  actions on which KCM votes  proxies for company  securities that the Funds hold may include, without limitation, tender offers or exchanges, bankruptcy proceedings, and class actions.

                                       15

When voting  proxies or acting with respect to corporate  actions for the Funds,
KCM's utmost  concern is that all decisions be made solely in the best interests of the Funds.  KCM will act in a prudent and diligent manner intended to enhance the economic value of the assets of the Funds.

KCM  uses a proxy  voting  committee  that  makes  all  proxy  decisions  and is ultimately  responsible for ensuring that all proxies  received by KCM are voted in a timely manner and in a manner  consistent with KCM's  determination  of the
Funds' best interests.

Where a proxy proposal  raises the  possibility of a material  conflict  between
KCM's interests and a Fund's  interest,  KCM will resolve such a conflict in the manner described below:

o    VOTE IN ACCORDANCE WITH THE POLICIES AND PROCEDURES. To the extent that KCM
     HAS LITTLE OR NO  DISCRETION  to deviate from the  Policies and  Procedures with respect to the proposal in question, KCM shall vote in accordance with such pre-determined voting policy.

o    OBTAIN CONSENT OF CLIENTS. To the extent that KCM HAS DISCRETION to deviate from the Policies and Procedures  with respect to the proposal in question, its policy is to disclose the conflict to the Funds' Board of Directors and obtain its consent to the proposed vote prior to voting the securities. The disclosure to the Board will include sufficient detail regarding the matter to be voted on and the nature of KCM's  conflict  such that the Board would be able to make an informed decision  regarding the vote. If the Board does not respond to such a conflict  disclosure  request or denies the  request,
     KCM will abstain from voting the securities.

KCM will generally vote against any management proposal that is not deemed to be in the  shareholders'  best interests.  Proposals in this category would include issues  regarding  the  issuer's  board  entrenchment,  anti-takeover  measures, providing  cumulative  voting  rights and election of directors  who sit on more than five boards.

Proxies will normally be voted with management on routine  proposals that do not change the structure,  bylaws, or operations of the corporation to the detriment of the  shareholders,  such as election  of the  Independent  Registered  Public
Accounting Firm, date and place of annual meeting and reasonable  Employee Stock
Purchase Plans. Some proxy decisions may be made on a case-by-case basis.

A COPY OF THE POLICIES AND PROCEDURES IS AVAILABLE  WITHOUT CHARGE UPON REQUEST,
BY CALLING 1-800-243-9865.

AS OF AUGUST 31, 2004, A COPY OF EACH FUND'S PROXY VOTING  RECORD FOR THE PERIOD
FROM JULY 1, 2003 THROUGH JUNE 30, 2004 WILL BE AVAILABLE,  WITHOUT CHARGE, UPON
REQUEST,   BY  CALLING   1-800-243-9865  OR  VIA  THE  SECURITIES  AND  EXCHANGE
COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

CONTROL PERSONS. Persons or organizations beneficially owning 25% or more of the outstanding  shares of a Fund may be presumed to "control" a Fund.  As a result, those persons or organizations  could have the ability to vote a majority of the shares of a Fund on any matter  requiring  the approval of the  shareholders  of that Fund. As of July 1, 2004, Armed Forces Benefit  Association  (AFBA), 909 N.
Washington  Street,   Alexandria,   VA  22314  owned  of  record  the  following
percentages of the  outstanding  shares of AFBA 5Star Balanced Fund,  AFBA 5Star
Large Cap Fund,  AFBA 5Star  Science  &  Technology  Fund and AFBA 5Star USA
Global Fund: 77.46%, 63.62%, 38.62%, and 74.14%, respectively. Accordingly, AFBA is deemed to control such Funds.

                                       16

As of July 1, 2004,  the  following  persons were the record owner or beneficial owner of 5% or more of the  outstanding  shares  of Class A,  Class B,  Class C,
Class I or Class R Shares of each Fund:

                                        OWNER OF    BENEFICIAL    PERCENT OF
                                         RECORD       OWNER         CLASS

AFBA 5STAR BALANCED FUND (A SHARES)

Raymond James & Assoc. Inc.                             X            6.59%
FBO Morgan IRA
880 Carillon Pkwy
St. Petersburg, FL 33716

AFBA 5STAR BALANCED FUND (B SHARES)

Raymond James & Assoc. Inc.                             X           24.52%
FBO Donn IRA
880 Carillon Pkwy
St. Petersburg, FL  33716

NFS/FMTC IRA                                            X           12.69%
FBO Kathleen A Berridge
496 Irvin
Plymouth, MI 48170

Raymond James & Assoc. Inc.                             X            7.64%
FBO Bauso IRA
880 Carillon Pkwy
St. Petersburg, FL 33716

Raymond James & Assoc. Inc.                             X            7.56%
FBO Blackman IRA
880 Carillon Pkwy
St. Petersburg, FL  33716

NFS/FMTC IRA                                            X            5.95%
FBO Kerry L Deamer
P.O. Box 3321
Weehawken, NJ 07086-8154

Raymond James & Assoc. Inc.                             X            5.70%
FBO House IRA
880 Carillon Pkwy
St. Petersburg, FL 33716

AFBA 5STAR BALANCED FUND (I SHARES)

Armed Forces Benefit Assoc.                X                        90.12%
Attn:  Scott Pinckney
909 N. Washington Street
Alexandria, VA  22314-1555

                                       17

AFBA 5STAR BALANCED FUND (R SHARES)

AFBA Investment Management Co.             X                          100%
ATTN Kim Wooding
909 N. Washington Street
Alexandria, VA  22314-1555

AFBA 5STAR LARGE CAP FUND (A SHARES)

Raymond James & Assoc. Inc.                             X            6.76%
FBO Grant Rhoda
880 Carillon Pkwy
St. Petersburg, FL 33716

Raymond James & Assoc. Inc.                             X            5.51%
FBO Brown IRA
880 Carillon Pkwy
St. Petersburg, FL 33716

AFBA 5STAR LARGE CAP FUND (B SHARES)

Wachovia Securities LLC                                 X           19.42%
FBO Mr. Chris A Thymides
Thymides and Associates
Simple IRA
1105 Waters Rd
Chesapeake, VA 23322-8803

Armed Forces Benefit Assoc.                X                        14.88%
Attn:  Scott Pinckney
909 N. Washington Street
Alexandria, VA  22314-1555

Raymond James & Assoc. Inc.                             X           12.39%
FBO Harris IRA
880 Carillon Pkwy
St. Petersburg, FL  33716

Wachovia Securities LLC                                 X           11.39%
FBO Mrs. Lynne W Stalls &
Mrs. Dinah C. Williford JT TEN
106 Albemarle Dr.
Ahoskie, NC 27910

Ferris, Baker Watts, INC                                X            7.65%
Rose Mary Burke/IRA R/O
4016 Fairway Drive
Wilmette, IL 60091-1006

Raymond James & Assoc. Inc.                             X            7.51%
FBO Watson PSP & TR
880 Carillon Pkwy
St. Petersburg, FL  33716

                                       18

Ferris, Baker Watts, INC                                X            6.44%
Alex J Stanwick II REV TRUST
2004 Fox Trace Trail
Cuyahoga Fls, OH 44223-3738

Ferris, Baker Watts, INC                                X            6.36%
Joel Jira IRA/RO
37171 Deer Run Rd
Solon, OH 44139-2554

Raymond James & Assoc. Inc.                             X            5.94%
FBO Klem RIRA
880 Carillon Pkwy
St. Petersburg, FL  33716

AFBA 5STAR LARGE CAP FUND (C SHARES)
Raymond James & Assoc. Inc.
FBO Lalli IRA                                           X           17.34%
880 Carillon Pkwy
St. Petersburg, FL  33716

PFPC Trust Co. R/O IRA
FBO Nanako Kamiya Hanafin                               X           10.68%
3220 Felton Drive
Beavercreek, OH  45431

Raymond James & Assoc. Inc.                             X            8.15%
FBO Basler IRA
880 Carillon Pkwy
St. Petersburg, FL  33716

Wachovia Securities, LLC FBO                            X            7.76%
Mrs. Kelly T Keeter
220 Bernside Ct
Alpharetta, GA 30022-5197

Raymond James & Assoc. Inc.                             X            6.72%
FBO Hartley IRA
880 Carillon Pkwy
St. Petersburg, FL  33716

Raymond James & Assoc. Inc.                             X            6.03%
FBO K's Advertising
880 Carillon Pkwy
St. Petersburg, FL  33716

                                       19

AFBA 5STAR LARGE CAP FUND (I SHARES)

Armed Forces Benefit Assoc.                X                        65.75%
Attn:  Scott Pinckney
909 N. Washington Street
Alexandria, VA  22314-1555

AFBA Deferred Compensation                              X            5.65%
Plan
FBO Charles C. Blanton
P.O. Box 25587
Alexandria, VA  22313-5587

AFBA 5STAR LARGE CAP FUND (R SHARES)

AFBA Investment Management Co.             X                          100%
ATTN Kim Wooding
909 N. Washington Street
Alexandria, VA  22314-1555

AFBA 5STAR HIGH YIELD FUND (A SHARES)

FTC & Co.                                  X                        40.52%
P.O. Box 173736
Denver, CO 80217-3736

Charles Schwab & Co Inc                    X                        15.78%
Special Custody Acct FBO Customers
Attn:  Mutual Funds
101 Montgomery Street
San Francisco, CA 94104

AFBA 5STAR HIGH YIELD FUND (B SHARES)

Raymond James & Assoc. Inc.                             X            6.00%
FBO Allen, T
880 Carillon Pkwy
St. Petersburg, FL  33716

                                       20

AFBA 5STAR HIGH YIELD FUND (C SHARES)

Raymond James & Assoc. Inc.                             X            7.54%
FBO Young, JD
880 Carillon Pkwy
St. Petersburg, FL  33716

AFBA 5STAR HIGH YIELD FUND (I SHARES)

Armed Forces Benefit Assoc.                X                        73.33%
Attn:  Scott Pinckney
909 N. Washington Street
Alexandria, VA  22314-1555

AFBA 5STAR HIGH YIELD FUND (R SHARES)

AFBA Investment Management Co.             X                          100%
ATTN Kim Wooding
909 N. Washington Street
Alexandria, VA  22314-1555

AFBA 5STAR MID CAP FUND (A SHARES)
Raymond James & Assoc. Inc
FBO Geuder IRA                                          X            5.60%
880 Carillon Pkwy
St. Petersburg, FL  33716

Raymond James & Assoc. Inc                              X            5.08%
FBO Wankmiller James
880 Carillon Pkwy
St. Petersburg, FL  33716

AFBA 5STAR MID CAP FUND (B SHARES)

AFBA Investment Management Co.             X                        20.15%
ATTN Kim Wooding
909 N. Washington Street
Alexandria, VA  22314-1555

Wachovia Securities, LLC
FBO Mr. Chad D Kearsley                                 X           13.32%
IRA Rollover
107 Baccalaureate Blvd
Durham, NC 27713-6577

Raymond James & Assoc. Inc                              X           11.29%
FBO Immerso IRA
880 Carillon Pkwy
St. Petersburg, FL  33716

                                       21

Raymond James & Assoc. Inc
FBO Watson PSP & TR                                     X           10.43%
880 Carillon Pkwy
St. Petersburg, FL  33716

Raymond James & Assoc. Inc                              X            8.36%
FBO Lapera IRA
880 Carillon Pkwy
St. Petersburg, FL  33716

Raymond James & Assoc. Inc                              X            7.73%
FBO Pujol IRA
880 Carillon Pkwy
St. Petersburg, FL  33716

Wachovia Securities, LLC                                X            5.83%
FBO Diana B Burchhardt
IRA
180 Crooked Lake Road
Tully, NY 13159-9420

Raymond James & Assoc. Inc                              X            5.40%
FBO Watson IRA
880 Carillon Pkwy
St. Petersburg, FL  33716

Raymond James & Assoc. Inc                              X            5.04%
FBO Dotten IRA
880 Carillon Pkwy
St. Petersburg, FL  33716

AFBA 5STAR MID CAP FUND (C SHARES)

Raymond James & Assoc. Inc.                             X            8.95%
FBO Perucca IRA
880 Carillon Pkwy
St. Petersburg, FL  33716

Raymond James & Assoc. Inc.
FBO Peeke Stephen                                       X            5.06%
880 Carillon Pkwy
St. Petersburg, FL  33716

AFBA 5STAR MID CAP FUND (I SHARES)

Armed Forces Benefit Assoc.                X                        44.73%
Attn:  Scott Pinckney
909 N. Washington Street
Alexandria, VA  22314-1555

Armed Forces Benefit Assoc.
401 K Plan                                 X                        21.62%
Attn:  Mark A. Centanni
P.O. Box 25587
Alexandria, VA  22313-5587

                                       22

AFBA Deferred Compensation.
Plan                                                    X           12.32%
FBO:  Charles C Blanton
P.O. Box 25587
Alexandria, VA  22313-5587

PFPC Trust Co. 5 Star IRA
FBO Lawrence Albert Skantze                             X            9.57%
1703 Chesterbrook Vale Court
McLean, VA  22101

AFBA 5STAR MID CAP FUND (R SHARES)

AFBA Investment Management Co.             X                          100%
ATTN Kim Wooding
909 N. Washington Street
Alexandria, VA  22314-1555

AFBA 5STAR SCIENCE & TECHNOLOGY FUND (A
SHARES)

Mary C Ehrman                                           X           16.88%
Anthony J Ehrman Sr
6651 Thompson Rd
Cincinnati, OH 45247

Raymond James & Assoc. Inc.
FBO Hartung IRA                                         X            7.90%
880 Carillon Pkwy
St. Petersburg, FL  33716

Raymond James & Assoc. Inc.
FBO Bartley, H Tr                                       X            6.74%
880 Carillon Pkwy
St. Petersburg, FL  33716

AFBA 5STAR SCIENCE & TECHNOLOGY FUND (B
SHARES)

Raymond James & Assoc. Inc.                             X            8.50%
FBO Baswell SEP
880 Carillon Pkwy
St. Petersburg, FL  33716

Armed Forces Benefit Assoc.                X                         5.04%
Attn:  Scott Pinckney
909 N. Washington Street
Alexandria, VA  22314-1555

AFBA 5STAR SCIENCE & TECHNOLOGY FUND (C
SHARES)

Muench Investments LLC                                  X            6.76%
10599 Lees Creek Road
Harrison, OH 45030

                                       23

NFS/FMTC IRA                                            X            6.33%
FBO Lynn Y Smith
7250  Southwind Ter
Cincinnati, OH 45247

NFS/FMTC IRA                                            X            5.68%
FBO Patrick M Hanna
4941 N Arbor Woods Ct Unit 104
Cincinnati, OH 45248

NFS/FMTC IRA                                            X            5.34%
FBO Gary C Ostendorf
5441 Garver-Elliott Rd.
Oxford, OH 45056

AFBA 5STAR SCIENCE & TECHNOLOGY FUND (I
SHARES)

Armed Forces Benefit Assoc.                X                        46.25%
Attn:  Scott Pinckney
909 N. Washington Street
Alexandria, VA  22314-1555

Armed Forces Benefit Assoc.                X                        15.43%
401 K Plan
Attn:  Mark A. Centanni
P.O. Box 25587
Alexandria, VA  22313-5587

AFBA Deferred Compensation                              X            16.0%
Plan
FBO Charles C. Blanton
P.O. Box 25587
Alexandria, VA  22313-5587

PFPC Trust Co. 5 Star IRA FBO                           X            5.91%
Lawrence Albert Skantze
1703 Chesterbrook Vale Court
McLean, VA  22101

AFBA 5STAR SCIENCE & TECHNOLOGY FUND (R
SHARES)

AFBA Investment Management Co.             X                          100%
ATTN Kim Wooding
909 N. Washington Street
Alexandria, VA  22314-1555

AFBA 5STAR SMALL CAP FUND (A SHARES)

Charles Schwab & Co                        X                        17.98%
Special Custody Account FBO Customers
Attn: Mutual Funds
101 Montgomery St.
San Francisco, CA 94104

                                       24

Pershing LLC                               X                         5.16%
P.O. Box 2052
Jersey City, NJ 07303-9998

JP Morgan Invest LLC                       X                         5.03%
One Beacon Street, 18th Floor
Boston, MA 02108-3102

AFBA 5STAR SMALL CAP FUND (B SHARES)

First Clearing Corporation                              X            7.23%
Ray A. Zepp
4525 Cove Circle Unit 602
St. Petersburg, FL  33708

AFBA 5STAR SMALL CAP FUND (I SHARES)

Armed Forces Benefit Assoc.                X                        38.08%
Attn:  Scott Pinckney
909 N. Washington Street
Alexandria, VA  22314-1555

AFBA Deferred Compensation                              X           23.61%
Plan
FBO Charles C. Blanton
P.O. Box 25587
Alexandria, VA  22313-5587

Armed Forces Benefit Assoc.                X                        19.34%
401 K Plan
Attn:  Mark A. Centanni
P.O. Box 25587
Alexandria, VA  22313-5587

AFBA 5STAR SMALL CAP FUND (R SHARES)

AFBA Investment Management Co.             X                          100%
ATTN Kim Wooding
909 N. Washington Street
Alexandria, VA  22314-1555

                                       25

AFBA 5STAR USA GLOBAL FUND (A SHARES)

Wachovia Securities LLC                                 X            8.61%
FBO Thomas E Greenman Jr.
IRA Rollover
12948 Whitehorse Ln
Saint Louis, MO 63131-2241

AFBA 5STAR USA GLOBAL FUND (B SHARES)

Armed Forces Benefit Assoc.                X                        31.42%
Attn:  Scott Pinckney
909 N. Washington Street
Alexandria, VA  22314-1555

Raymond James & Assoc. Inc.                             X           25.56%
FBO Lapera IRA
880 Carillon Pkwy
St. Petersburg, FL  33716

Wachovia Securities LLC                                 X           24.84%
FBO Mrs. Sondra Block
IRA
10817 Pebble Brook Ln
Potomac, MD 20854-2564

Raymond James & Assoc. Inc.                             X           12.65%
FBO Rapp Bonita
880 Carillon Pkwy
St. Petersburg, FL  33716

Raymond James & Assoc. Inc.                             X            5.51%
FBO Utterback RIRA (DECD)
880 Carillon Pkwy
St. Petersburg, FL  33716

AFBA 5STAR USA GLOBAL FUND (C SHARES)

Raymond James & Assoc. Inc.                             X            5.05%
FBO Greenblatt IRA
880 Carillon Pkwy
St. Petersburg, FL  33716

AFBA 5STAR USA GLOBAL FUND (I SHARES)

Armed Forces Benefit Assoc.                X                        78.34%
Attn:  Scott Pinckney
909 N. Washington Street
Alexandria, VA  22314-1555

AFBA 5STAR USA GLOBAL FUND (R SHARES)

                                       26

AFBA Investment Management Co.             X                          100%
ATTN Kim Wooding
909 N. Washington Street
Alexandria, VA  22314-1555

MANAGEMENT OWNERSHIP.  As of July 1, 2004, the officers and Directors as a group owned  5.74% of AFBA  5Star  Large Cap Fund,  8.14% of AFBA  5Star Mid Cap Fund,
18.46% of AFBA 5Star Science &  Technology  Fund,  3.96% of AFBA 5Star Small
Cap Fund and 2.97% of AFBA 5Star USA Global Fund.

                     INVESTMENT ADVISORY AND OTHER SERVICES

MANAGER  AND  SUB-ADVISER.  AFBA 5Star  Investment  Management  Company  acts as
Manager of the Funds and is a registered investment adviser under the Investment
Advisers Act of 1940.  It  organized  the Company in 1997 and employs at its own expense  Kornitzer Capital  Management,  Inc. to serve as the sub-adviser to the
Funds.

For its services as Manager, each Fund pays the Manager a fee at the annual rate of 0.80% of the Fund's  average  daily net assets.  The Manager has entered into contractual  arrangements  to waive  fees  and/or  pay  expenses  to the  extent necessary to limit Total Annual Fund  Operating  Expenses to 1.08%  exclusive of
Rule 12b-1 and  shareholder  service  fees through July 31, 2005 with respect to the AFBA  5Star  Balanced  and AFBA 5Star High Yield  Funds.  In  addition,  the
Manager  has  entered  into  contractual  arrangements  to waive fees and/or pay expenses in amounts  necessary  to limit Total  Annual Fund  Operating  Expenses exclusive of Rule 12b-1 and  shareholder  service fees to 1.28% through July 31,
2005 with  respect  to the AFBA 5Star  Large Cap Fund,  AFBA 5Star Mid Cap Fund,
AFBA 5Star Science  &  Technology  Fund,  AFBA 5Star Small Cap Fund and AFBA
5Star USA Global  Fund.  Thereafter,  the Manager may either  renew or terminate these  arrangements.  When a Fund's  assets  grow to a point  where fee  waivers and/or expense payments are no longer  necessary to meet the expense  limitation target,  the  Manager may seek to recoup  amounts it waived or expenses  that it paid.  The Manager  will only seek to recoup such  amounts if total  annual fund operating  expenses  plus  the  amounts  recouped  do  not  exceed  the  expense limitation target. The Manager shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or paid.

For the past three fiscal years, the Manager was paid the following amounts:

                                 FISCAL YEAR ENDED FISCAL YEAR ENDED FISCAL YEAR ENDED
NAME OF FUND                        MARCH 31, 2002    MARCH 31, 2003    MARCH 31, 2004
------------                           ------------  ------------   -----------
AFBA 5Star Balanced Fund
    Advisory Fees Paid                    $293,623      $260,666     $320,266
    Fees Waived/Expenses Reimbursed      ($190,867)    ($273,630)   ($292,862)
    Net Fees                              $102,756      ($12,964)     $27,404

AFBA 5Star High Yield Fund
    Advisory Fees Paid                     $71,563       $95,243     $214,328
    Fees Waived/Expenses Reimbursed      ($172,362)    ($249,347)   ($311,068)
    Net Fees                             ($110,799)    ($154,104)    ($96,740)

AFBA 5Star Large Cap Fund
    Advisory Fees Paid                    $168,737      $133,796     $159,087
    Fees Waived/Expenses Reimbursed      ($192,933)    ($264,047)   ($274,033)
    Net Fees                              ($24,196)    ($130,301)   ($114,946)

AFBA 5Star Mid Cap Fund
    Advisory Fees Paid                          N/A      $9,2531      $18,868
    Fees Waived/Expenses Reimbursed                     ($62,533)   ($178,535)
    Net Fees                                            ($53,280)   ($159,667)

AFBA 5Star Science & Technology Fund
    Advisory Fees Paid                    $10,3532       $21,671      $33,725
    Fees Waived/Expenses Reimbursed       ($11,771)2   ($154,051)   ($189,461)
    Net Fees                               ($1,418)2   ($132,380)   ($155,736)

                                       27

AFBA 5Star Small Cap Fund
    Advisory Fees Paid                    $10,9683       $49,878     $110,043
    Fees Waived/Expenses Reimbursed       ($12,931)3   ($175,488)   ($205,586)
    Net Fees                               ($1,913)3   ($125,610)    ($95,543)

AFBA 5Star USA Global Fund
    Advisory Fees Paid                    $321,850      $256,771     $298,910
    Fees Waived/Expenses Reimbursed      ($220,984)    ($292,108)   ($295,771)
    Net Fees                              $100,866      ($35,337)      $3,139

1 For the period from May 1, 2002 through March 31, 2003.
2 For the period from October 12, 2001 through March 31, 2002.
3 For the period from October 15, 2001 through March 31, 2002.

KCM was  founded in 1989 and is a private  investment  research  and  counseling organization  serving  individual,  corporate and other  institutional  clients.
Pursuant to the  agreement  between the  Manager and KCM,  KCM will  provide the
Funds with research,  analysis,  advice and recommendations  with respect to the purchase  and sale of  securities  and the  making  of  investment  commitments;
statistical  information and reports as may reasonably be required,  and general assistance in the  supervision of the  investments of the Funds,  subject to the control of the  Directors of the Company and the  Directors of the Manager.  The
Manager  pays KCM an  annual  sub-advisory  fee of  33/100  of 1% (.33%) of each
Fund's average daily net assets, for its services. KCM also serves as investment adviser to the Buffalo Group of Mutual Funds.

The  following  amounts  were paid to KCM for its  services  to each Fund by the
Manager:

                                     FISCAL YEAR ENDED FISCAL YEAR ENDED FISCAL YEAR ENDED
NAME OF FUND                           MARCH 31, 2002   MARCH 31, 2003     MARCH 31, 2004
------------                           --------------   --------------     --------------
AFBA 5Star Balanced Fund                   $121,119          $107,525           $132,403
AFBA 5Star High Yield Fund                  $29,520           $39,288            $91,508
AFBA 5Star Large Cap Fund                   $69,604           $55,191            $65,770
AFBA 5Star Mid Cap Fund                         N/A            $3,817 1           $7,798
AFBA 5Star Science & Technology Fund         $4,271 2          $8,939            $13,946
AFBA 5Star Small Cap Fund                    $4,524 3         $20,575            $45,496
AFBA 5Star USA Global Fund                 $132,763          $105,918           $120,674

1 For the period from May 1, 2002 through March 31, 2003.
2 For the period from October 12, 2001 through March 31, 2002.
3 For the period from October 15, 2001 through March 31, 2002.

Each Fund bears the cost of  personnel  as shall be  necessary  to carry out its normal  operations;  fees  of the  independent  Directors,  the  custodian,  the independent  registered public accounting firm and legal counsel; rent; the cost of a  transfer  and  dividend  disbursing  agent or similar  in-house  services;
bookkeeping;  accounting and all other clerical and administrative  functions as may be  reasonable  and  necessary to maintain the Fund's  records and for it to operate as an open-end management investment company; any interest, taxes, dues, fees and other charges of governments  and their agencies  including the cost of
qualifying   the  Fund's  shares  for  sale  in  any   jurisdiction;   brokerage
commissions;  or any other expenses  incurred by it which are not assumed in the
Management Agreement by the Manager.

ADMINISTRATION  AND ACCOUNTING  SERVICES.  Under a separate  Administration  and
Accounting  Services  Agreement,  PFPC  Inc.,  ("PFPC")  301  Bellevue  Parkway,
Wilmington,  Delaware  19809  performs  certain  administrative  and  accounting services for the Funds.  These services include preparing  shareholder  reports, providing  statistical  data and  preparing  and  filing  federal  and state tax returns on behalf of the Funds.  In addition,  PFPC  prepares and files  various reports with the appropriate regulatory agencies and prepares materials required by the SEC or any  state  securities  commission  having  jurisdiction  over the
Funds.  The accounting  services  performed by PFPC include  determining the net asset  value per  share of each Fund and  maintaining  records  relating  to the securities transactions of each Fund. The Administration and Accounting Services
Agreement  provides  that PFPC and its  affiliates  shall not be liable  for any error of  judgment  or  mistake  of law or for any loss  suffered  by the Funds, except to the extent of a loss resulting from willful misfeasance,  bad faith or gross  negligence  on their part in the  performance  of their  obligations  and duties under the  Administration  and  Accounting  Services  Agreement.  For the
fiscal  years ended  March 31,  2002,  2003 and 2004,  PFPC  received  $363,500,
$741,312  and  $861,000  respectively,  from the  Funds for  administration  and accounting services.

                                       28

ADDITIONAL SERVICE PROVIDERS

INDEPENDENT  REGISTERED PUBLIC ACCOUNTING FIRM. The Funds' financial  statements are audited by an Independent  Registered Public Accounting Firm approved by the
Audit  Committee  each year.  PricewaterhouseCoopers  LLP, 250 W. Pratt  Street,
Suite 2100,  Baltimore,  MD 21201-2304  are the  Independent  Registered  Public
Accountants for the Funds.

CUSTODIAN.  PFPC Trust Company,  8800 Tinicum  Boulevard,  3rd Floor, Suite 200,
Philadelphia, PA 19153, serves as the custodian.

TRANSFER AGENT. PFPC Inc., 760 Moore Road, King of Prussia, PA 19406 also serves as the transfer agent.

COUNSEL.  The law firm of Stradley  Ronon  Stevens  &  Young,  LLP, 2600 One
Commerce Square, Philadelphia, PA 19103, serves as legal counsel to the Company.

                   DISTRIBUTION OF SHARES AND RULE 12B-1 PLAN

Pursuant to an  Underwriting  Agreement  (the  "Underwriting  Agreement"),  PFPC
Distributors,  Inc. ("PFPC  Distributors"),  760 Moore Road, King of Prussia, PA
19406,  serves  as the  distributor  of the  Funds'  shares.  The  terms  of the
Underwriting  Agreement grant PFPC  Distributors the right to sell shares of the
Funds as agent for the Funds. Shares of the Funds are offered continuously.

Under the terms of the Underwriting  Agreement,  PFPC Distributors agrees to use all reasonable  efforts to secure  purchasers for shares of the Funds and to pay expenses of printing and  distributing  prospectuses,  statements  of additional information  and reports  prepared  for use in  connection  with the sale of the
Funds' shares and any other  literature and advertising  used in connection with the  offering,  out of the  compensation  it  receives  pursuant  to the  Funds'
Distribution  Plan for its Class B Shares (the  "Class B Plan"),  Class C Shares
(the "Class C Plan"), and Class R Shares (the "Class R Plan"), each of which has been adopted pursuant to Rule 12b-1 under the 1940 Act (collectively,  the "Rule
12b-1 Plans").  PFPC Distributors  receives no underwriting  commissions or Rule
12b-1 fees in connection with the sale of the Class A Shares of the Funds.

The Underwriting  Agreement provides that PFPC  Distributors,  in the absence of willful  misfeasance,  bad faith or gross  negligence in the  performance of its duties or by reason of reckless  disregard of its  obligations  and duties under such agreement, will not be liable to any of the Funds or their shareholders for losses arising in connection with the sale of shares of the Funds.

The Underwriting  Agreement became effective as of January 1, 2001 and continues in effect for a period of two years. Thereafter,  the Underwriting Agreement may continue in effect for successive  annual periods  provided such  continuance is approved at least annually by a majority of the Directors,  including a majority of the non-interested Directors.

The  Underwriting  Agreement  terminates   automatically  in  the  event  of  an
assignment,  and is terminable  without payment of any penalty with respect to a
Fund (i) by vote of a  majority  of the  Directors  of the  Company  who are not interested  persons of the Company and who have no direct or indirect  financial interest in the operation of any Rule 12b-1 Plan of the Funds or any  agreements related  to such  plan,  or by  vote of a  majority  of the  outstanding  voting securities of the  applicable  Fund on sixty (60) days'  written  notice to PFPC
Distributors; or (ii) by PFPC Distributors on sixty (60) days' written notice to the Company.

PFPC Distributors will be compensated for distribution services according to the
Rule 12b-1 Plans,  regardless  of PFPC  Distributors'  expenses.  The Rule 12b-1
Plans provide that PFPC  Distributors  will be paid for distribution  activities such as public relations  services,  telephone  services,  sales  presentations,
media  charges,   preparation,   printing  and  mailing  advertising  and  sales
literature,  data  processing  necessary  to support a  distribution  effort and printing and mailing of prospectuses to prospective shareholders.  Additionally,
PFPC  Distributors  may pay  certain  financial  institutions  such as  banks or broker-dealers who have entered into servicing agreements with PFPC Distributors and other financial  institutions  for  distribution  and shareholder  servicing activities.  PFPC Distributors has entered into an agreement with AFBA Five Star
Securities  Company  ("AFBA  Securities"),  an affiliate of the Funds'  Manager, through which AFBA Securities serves as sub-underwriter of the Funds' shares. As sub-underwriter, AFBA Securities will pay selling brokers or dealers commissions promptly  after  the sale of  Class B and  Class C Shares  in  exchange  for the payment by PFPC of the  distribution  fees,  contingent  deferred  sales  charge
("CDSC") and service  fees it receives  with  respect to those  shares.  Amounts payable  under  the Rule  12b-1  Plan can  exceed  distribution  or  shareholder servicing expenses actually incurred by PFPC Distributors.

                                       29

The Class B Plan further  provides  that monthly  payments  shall be made in the amount of 0.75% per annum of the Class B Shares'  average  daily net  assets (or such  lesser  amount  as may be  established  by a  majority  of  the  Board  of
Directors, including a majority of the non-interested Directors) as compensation for PFPC  Distributors' role in the distribution of a Fund's Class B Shares. The
Class C Plan provides that monthly payments shall be made in the amount of 0.75%
per annum of the  average  daily net assets of a Fund's  Class C Shares (or such lesser  amount as may be  established  by a majority of the Board of  Directors, including a majority of the  non-interested  Directors) as compensation for PFPC
Distributors'  role in the distribution of a Fund's Class C Shares.  The Company shall pay to the Distributor or others a fee in the amount of 0.35% per annum of the average daily net assets of the Company  attributable to each Fund's Class R
Shares  (or such  lesser  amount  as may be  established  from time to time by a majority of the Board of Directors,  including a majority of the  non-interested
Directors)  for  advertising,  marketing  and  distributing  each Fund's Class R
Shares.  Such fee shall be  payable at the  direction  of the  Manager  from the assets  attributable  to the  Class R Shares  of such  Fund and shall be paid in monthly installments promptly after the last day of each calendar month.

From time to time,  the  Manager may make  payments to third  parties out of its management  fee,  including  payments  of fees  for  shareholder  servicing  and transfer agency functions.  If such payments are deemed to be indirect financing of an activity  primarily  intended to result in the sale of Class B, Class C or
Class R Shares of a Fund  within the  context of Rule 12b-1  under the 1940 Act, such  payments  shall be deemed to be  authorized by the Rule 12b-1 Plan. A Fund may  execute  portfolio  transactions  with and  purchase  securities  issued by depository  institutions  that receive  payments under the Class B Plan, Class C
Plan  or the  Class  R  Plan.  No  preference  for  instruments  issued  by such depository institutions is shown in the selection of investments.

Each Rule 12b-1 Plan and each agreement  entered into pursuant to the Rule 12b-1
Plan may be terminated as to any Fund at any time, without penalty, by vote of a majority of the outstanding  shares of the applicable  class or Fund, or by vote of a majority of the Company's non-interested  Directors, on not more than sixty
(60) days' written notice.

FRONT-END SALES CHARGES.  When purchasing Class A Shares, a sales charge will be incurred at the time of purchase (a "front-end load") based on the dollar amount of the purchase.  The maximum  initial sales charge is 5.50% (3.75% for the AFBA
5Star High Yield  Fund),  which is reduced  for  purchases  of $50,000 and more.
Sales charges also may be reduced by using the accumulation  privilege described under "Sales Charge  Reductions and Waiver" in the Class A, B, and C Prospectus.
Although  purchases of $1,000,000 or more may not be subject to an initial sales charge, if the initial sales charge is waived,  such purchases may be subject to a CDSC of 1.00% if the shares are redeemed within one year after purchase.

Part of the front-end sales charge is paid directly to the selling broker-dealer
(the "dealer reallowance"). The remainder is retained by the distributor and may be used either to promote the sale of each Fund's shares or to  compensate  PFPC
Distributors for its efforts to sell shares of each Fund.

AFBA 5STAR BALANCED FUND
AFBA 5STAR LARGE CAP FUND
AFBA 5STAR MID CAP FUND
AFBA 5STAR SCIENCE & TECHNOLOGY FUND
AFBA 5STAR SMALL CAP FUND
AFBA 5STAR USA GLOBAL FUND

-------------------------- ---------------------- ------------------------ ---------------------

                            INITIAL SALES CHARGE  INITIAL SALES CHARGE AS   DEALER REALLOWANCE
                             AS A PERCENTAGE OF     A PERCENTAGE OF YOUR    AS A PERCENTAGE OF
       YOUR INVESTMENT         OFFERING PRICE            INVESTMENT           OFFERING PRICE
-------------------------- ---------------------- ------------------------ ---------------------
$50,000 and less                    5.50%                  5.82%                  5.00%
$50,000 up to $150,000              4.50%                  4.71%                  3.75%
$150,000 up to $250,000             3.50%                  3.63%                  2.75%
$250,000 up to $500,000             2.50%                  2.56%                  2.00%
$500,000 up to $1,000,000           2.00%                  2.04%                  1.50%
Over $1,000,000                     0.00%                  0.00%                  0.00%

                                       30

AFBA 5STAR HIGH YIELD FUND
--------------------------- -------------------- ------------------------ ---------------------

                                                                           DEALER REALLOWANCE
                             AS A PERCENTAGE OF  AS A PERCENTAGE OF YOUR   AS A PERCENTAGE OF
       YOUR INVESTMENT         OFFERING PRICE           INVESTMENT           OFFERING PRICE
--------------------------- -------------------- ------------------------ ---------------------
$50,000 and less                    3.75%                 3.90%                  3.25%
$50,000 up to $150,000              3.00%                 3.09%                  2.50%
$150,000 up to $250,000             2.25%                 2.30%                  1.75%
$250,000 up to $500,000             1.50%                 1.52%                  1.25%
$500,000 up to $1,000,000           1.00%                 1.01%                  0.75%
Over $1,000,000                     0.00%                 0.00%                  0.00%

The table below shows the aggregate  sales charges  received by the  Distributor and the amounts  retained by the  Distributor  for the past two fiscal years for
Class A Shares of each Fund:

-------------------------- ---------------------------------------- --------------------------------------
                           FOR THE FISCAL YEAR ENDED MARCH 31, 2004   FOR THE FISCAL YEAR ENDED MARCH 31,
                                                                                     2003
-------------------------- ---------------------------------------- --------------------------------------
FUND                         AMOUNT RECEIVED      AMOUNT RETAINED    AMOUNT RECEIVED      AMOUNT RETAINED
-------------------------- -------------------- ------------------- ------------------- ------------------
Balanced Fund              $51,450              $6,463              $1,044              $96
-------------------------- -------------------- ------------------- ------------------- ------------------
High Yield Fund            $61,310              $8,941              $14,861             $2,272
-------------------------- -------------------- ------------------- ------------------- ------------------
Large Cap Fund             $5,100               $486                $1,922              $166
-------------------------- -------------------- ------------------- ------------------- ------------------
Mid Cap Fund               $9,602               $869
-------------------------- -------------------- ------------------- ------------------- ------------------
Science & Technology Fund  $5,673               $908
-------------------------- -------------------- ------------------- ------------------- ------------------
Small Cap Fund             $49,474              $5,189              $7,676              $712
-------------------------- -------------------- ------------------- ------------------- ------------------
USA Global Fund            $6,727               $608                $442                $42
-------------------------- -------------------- ------------------- ------------------- ------------------

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

Decisions  to  buy  and  sell  securities  for  the  Funds  are  made  by KCM as sub-adviser  to  the  Funds.  Officers  of KCM  are  generally  responsible  for implementing and supervising these decisions,  including allocation of portfolio brokerage and principal business and the negotiation of commissions and/or price of the securities.  In instances where  securities are purchased on a commission basis, the Funds will seek competitive and reasonable  commission rates based on circumstances  of the trade  involved and to the extent that they do not detract from the quality of the  execution.  Following is  information  on the amount of brokerage commissions paid by each Fund during the periods indicated:

 NAME OF FUND                          FISCAL YEAR ENDED  FISCAL YEAR ENDED  FISCAL YEAR ENDED
 ------------                          -----------------  -----------------  ------------------
                                         MARCH 31, 2002     MARCH 31, 2003     MARCH 31, 2004
                                         --------------     --------------     --------------
 AFBA 5Star Balanced Fund                     $12,201            $15,543            $13,185
 AFBA 5Star High Yield Fund                      $263             $1,580             $4,556
 AFBA 5Star Large Cap Fund                    $10,351            $10,286            $22,516
 AFBA 5Star Mid Cap Fund                          N/A             $2,048 1           $4,111
 AFBA 5Star Science & Technology Fund          $5,562 2           $4,452             $8,143
 AFBA 5Star Small Cap Fund                     $5,258 3           $9,543            $33,614
 AFBA 5Star USA Global Fund                   $20,014            $13,065            $28,923

1 For the period from May 1, 2002 through March 31, 2003.
2 For the period from October 12, 2001 through March 31, 2002.
3 For the period from October 15, 2001 through March 31, 2002.

The level of brokerage  commissions  generated by a Fund is directly  related to the number and size of buy and sell transactions into which the Fund enters. The frequency and size of these transactions are affected by various factors such as cash flows into and out of the Fund,  the  sub-adviser's  interpretation  of the market or  economic  environment,  etc.  The Funds,  in  purchasing  and selling portfolio securities, will seek best execution consistent with the circumstances that exist at the time. The Funds do not intend to solicit  competitive  bids on each transaction.

                                       31

The Funds believe it is in their best  interest to have a stable and  continuous relationship  with  a  diverse  group  of  financially  strong  and  technically qualified  broker-dealers  who will provide  quality  executions at  competitive rates.  Broker-dealers  meeting these  qualifications  also will be selected for their demonstrated loyalty to the respective Fund, when acting on its behalf, as well as for any research or other services  provided to the respective Fund. The
Funds may execute a substantial  portion of the portfolio  transactions  through brokerage firms that are members of the New York Stock Exchange or through other major  securities  exchanges.  When buying  securities  in the  over-the-counter market,  the Funds will select a broker who  maintains a primary  market for the security unless it appears that better execution may be obtained elsewhere.

It is not the Funds'  practice to allocate  brokerage or  principal  business to firms on the basis of sales of their shares that may be made through such firms.
However,  they may place  portfolio  orders with  qualified  broker-dealers  who recommend the Funds to their clients, or who act as agent in the purchase of the
Funds' shares for their clients.

Research and brokerage  services  furnished by broker-dealers  and others may be useful to the Funds'  Manager  and  sub-adviser  in serving the Funds as well as other  clients.  Similarly,  the Funds may benefit from  research and  brokerage services  obtained by the sub-adviser from the placement of portfolio  brokerage of other  clients.  The Funds may pay a higher rate of  commission to brokers or
dealers  who  provide   research  or  brokerage   services  to  the  Manager  or
sub-adviser. The Funds may pay a higher rate of commission to brokers or dealers who provide research or brokerage  services to the Manager or sub-adviser within the principles  set out in Section 28(e) of the Securities  Exchange Act of 1934
when it appears that this would be in the best interests of the shareholders.

Research and brokerage  services provided by brokers and dealers include advice, either  directly  or  through  publications  or  writings,  as to:  the value of
securities;   the  advisability  of  purchasing  or  selling   securities;   the
availability of securities or purchasers or sellers of securities;  and analyses and reports concerning issuers, industries,  securities,  economic political and legal factors and trends and  portfolio  strategy.  In some cases,  research and brokerage  services  are  generated  by third  parties  but are  provided to the
Manager or sub-adviser  by or through a broker or dealer.  No commitment is made to any broker or dealer  with  regard to placing of orders for the  purchase  or sale of Fund portfolio  securities,  and no specific  formula is used in placing such business. Allocation is reviewed regularly by the Board of Directors of the
Company and KCM.

When the  sub-adviser,  in its  fiduciary  duty,  believes  it to be in the best interest  of the  shareholders,  the Funds may join with  other  clients  of the sub-adviser  in  acquiring  or  disposing  of a  portfolio  holding.  Securities acquired or proceeds obtained will be equitably  distributed among the Funds and other  clients  participating  in  the  transaction.  In  some  instances,  this investment procedure may affect the price paid or received by a Fund or the size of the position obtained by a Fund.

                       CAPITAL STOCK AND OTHER SECURITIES

The  Company  issues its  capital  stock in seven  separate  series  (each is in effect, a separate Fund), and each series in turn issues shares of five separate classes of shares: Class A, Class B, Class C, Class I and Class R. The shares of each  class of each  Fund,  when  issued  and paid  for in  accordance  with its
Prospectus, will be legally outstanding, fully paid and non-assessable.

The separate  classes of shares of a Fund each  represent  interests in the same portfolio  of  investments,  have  the  same  rights  and are  identical  in all respects,  except  that  Class B,  Class C and Class R Shares  bear  Rule  12b-1 distribution  fees of 0.75%,  0.75%,  and 0.35% of the average net assets of the respective  Class B, Class C and Class R Shares and have exclusive voting rights with respect to the Rule 12b-1 Plan  pursuant to which the Rule 12b-1 fee may be paid. Classes A, B and C bear a shareholder  service fee of 0.25% of the average net assets of the class. Class R Shares bear a shareholder  service fee of 0.15%
of the average net assets of the class.  The net income  attributable to a class of shares and the dividends payable on such shares will be reduced by the amount of any shareholder  service or Rule 12b-1 fees.  Certain  expenses can vary from class to class;  accordingly,  the net asset  value of Class A, Class B, Class C and Class R Shares  will be  reduced  by such  amount  to the  extent a Fund has undistributed net income.

Shares of a Fund entitle holders to one vote per share and fractional  votes for fractional  shares held.  Shares have  non-cumulative  voting rights which means that the holders of 50% of the shares  voting for the election of Directors  can elect 100% of the  Directors,  if they choose to do so, and in such  event,  the holders of the remaining  shares voting will not be able to elect any Directors, do not have preemptive or subscription  rights and are  transferable.  Each Fund and class takes separate votes on matters affecting only that Fund or class. For example,  a change in the  fundamental  investment  policies for a Fund would be voted upon only by shareholders of that Fund.

                                       32

The Company will not hold annual meetings except as required by the 1940 Act and other  applicable laws. Under Maryland law, a special meeting of shareholders of the Company  must be held if the  Company  receives  the  written  request for a meeting  from the  shareholders  entitled  to cast at least 25% of all the votes entitled to be cast at the meeting.

The  Company  has  undertaken   that  its  Directors  will  call  a  meeting  of
shareholders  if such a meeting is  requested  in writing by the  holders of not less than 10% of the shareholders entitled to vote at the meeting.

                          PURCHASING AND SELLING SHARES

PURCHASES.  The Funds will not be responsible  for the  consequences  of delays, including  delays in the  banking or Federal  Reserve  wire  systems.  We cannot process transaction requests that are not completed properly as described in the
Prospectuses.  If you use the services of any other broker to purchase or redeem shares of a Fund,  that broker may charge you a fee. Each order accepted will be fully invested in whole and fractional shares,  unless the purchase of a certain number of whole shares is  specified,  at the net asset value per share  ("NAV")
next effective after the order is accepted by the Fund.

BY MAIL: You, a retirement plan administrator or your financial intermediary may purchase  shares by sending a check drawn on a U.S.  bank  payable to AFBA 5Star
Fund, along with a completed  application.  If a subsequent  investment is being made,  the check should also  indicate your Fund account  number.  When you make purchases by check,  the Fund may withhold  payment on  redemptions  until it is reasonably  satisfied  that the funds  are  collected  (which  can take up to 15 days).  If you purchase  shares with a check that does not clear,  your purchase will be canceled and you will be responsible  for any losses or fees incurred in the transaction. Send the check and application to:

REGULAR MAIL:                           OVERNIGHT MAIL:
-------------                           ---------------
AFBA 5Star Fund, Inc.                   AFBA 5Star Fund, Inc.
c/o PFPC Inc.                           c/o PFPC Inc.
P.O. Box 9779                           760 Moore Road
Providence, RI 02940                    King of Prussia, PA  19406

BY WIRE:  You may purchase  shares by wiring  federal funds  readily  available.
Please  call  PFPC at  (888)  578-2733  for  instructions  and to make  specific arrangements  before  making  a  purchase  by wire,  and if  making  an  initial purchase, to also obtain an account number.

ANNUAL  STATEMENTS.  Each  investment is confirmed by a  year-to-date  statement which  provides  the  details  of the  immediate  transaction,  plus  all  prior transactions  in your account during the current year.  This includes the dollar amount  invested,  the number of shares  purchased  or  redeemed,  the price per share,  and the  aggregate  shares  owned.  A transcript of all activity in your account  during the previous year will be furnished  each January.  By retaining each annual  summary and the last  year-to-date  statement,  you have a complete detailed  history of your account that  provides  necessary tax  information.  A duplicate  copy of a past annual  statement is available from PFPC, at its cost, subject to a minimum charge of $5 per account, per year requested.

The Funds reserve the right in their sole discretion to withdraw all or any part of the offering made by the  Prospectuses  or to reject purchase orders when, in the judgment of management, such withdrawal or rejection is in the best interest of the Funds and their shareholders.

SALES (REDEMPTIONS). The Company will not be responsible for the consequences of delays,  including  delays in the banking or Federal  Reserve wire systems.  The
Company  cannot process  transaction  requests that are not complete and in good order.  The Company must receive an endorsed share  certificate with a signature guarantee, where a certificate has been issued.

You, a retirement plan  administrator  or financial  intermediary  may sell your shares on any Business Day as  described  below.  A Business Day is any day that both the New York Stock Exchange (the  "Exchange") and PFPC, the Transfer Agent,
are open for business. Redemptions are effected at the NAV next determined after
the  Transfer   Agent  has  received  your   redemption   request.   It  is  the
responsibility of your financial  intermediary or plan administrator to transmit redemption  orders and credit your account with redemption  proceeds on a timely basis.  Redemption  checks are mailed on the next Business Day following receipt by the Transfer  Agent of redemption  instructions,  but never later than 7 days following such receipt.  Amounts redeemed by wire are normally wired on the date of receipt of redemption  instructions (if received by the Transfer Agent before
4:00 p.m. Eastern time), or the next Business Day

                                       33

(if received after 4:00 p.m. Eastern time, or on a non-Business  Day), but never later than 7 days following such receipt.

If shares are  redeemed by mail,  a signature  guarantee is required for written redemption  requests of $25,000 or more.  A  signature  guarantee  verifies  the authenticity of your signature.  When a Fund requires a signature  guarantee,  a medallion signature guarantee must be provided.  A medallion signature guarantee may be obtained from a domestic bank or trust company,  broker, dealer, clearing
agency,  savings  association,   or  other  financial   institution,   which  is
participating  in a medallion  program  recognized  by the  Securities  Transfer
Association.  The three recognized  medallion  programs are Securities  Transfer
Agents Medallion Program (STAMP),  Stock Exchanges  Medallion Program (SEMP) and
New York Stock Exchange,  Inc. Medallion Signature Program (NYSE MSP). Signature
guarantees from financial  institutions,  which are not  participating in one of these  programs  will not be  accepted.  YOU CAN  OBTAIN  ONE FROM MOST  BANKING
INSTITUTIONS  OR  SECURITIES  BROKERS,  BUT NOT FROM A NOTARY  PUBLIC.  You must indicate  the Fund  name,  your  account  number  and  your  name.  The  written instructions and signature guarantee should be mailed to:

REGULAR MAIL:                           OVERNIGHT MAIL:
-------------                           --------------
AFBA 5Star Fund, Inc.                   AFBA 5Star Fund, Inc.
c/o PFPC Inc.                           c/o PFPC Inc.
P.O. Box 9779                           760 Moore Road
Providence, RI  02940                   King of Prussia, PA  19406

BY  TELEPHONE:  If you are  invested  in Class A, B, C or I and prefer to redeem your  shares by  telephone  you may elect to do so,  however,  there are certain risks.  Each Fund has certain  safeguards and procedures to confirm the identity of callers and to confirm that the  instructions  communicated  are genuine.  If such procedures are followed, you will bear the risk of any losses.

BY WIRE:  Redemption  proceeds may be wired to a pre-designated  bank account in any  commercial  bank in the  United  States if the amount is $1,000 or more for
Class A, Class B, Class C or Class I Shares or in any amount for Class R Shares.
A $10.00  fee will be  deducted.  The  receiving  bank may charge a fee for this service.  Proceeds  may also be mailed to a bank or,  for  amounts of $10,000 or less,  mailed to the Fund  account  address  of record if the  address  has been established  for at least 60 days. In order to authorize  the Transfer  Agent to mail  redemption  proceeds to the Fund account  address of record,  complete the appropriate  section of the  Application or include the Fund account  address of record when written instructions are submitted.  You may change the account that you have  designated  to receive  amounts  redeemed at any time.  Any request to
change  the  account  designated  to  receive  redemption   proceeds  should  be
accompanied  by a signature  guarantee.  A signature  and a medallion  signature guarantee are required for each person in whose name the account is  registered.
Further  documentation  may be required to change the designated  account when a
corporation,  other  organization,   trust,  fiduciary  or  other  institutional
investor holds the shares.

ADDITIONAL  PURCHASE AND  REDEMPTION  POLICIES FOR CLASS A, CLASS B, CLASS C AND
CLASS I SHARES. The Company reserves the right to:

o    Waive or increase the minimum  investment  requirements with respect to any person or class of persons,  which include shareholders of a Fund's special investment programs.

o    Cancel or change the telephone investment service, the  telephone/telegraph exchange  service and the automatic  monthly  investment plan without prior notice  to you when it is in the  best  interest  of the  Funds  and  their investors.

o    Begin charging a fee for the telephone  investment service or the automatic monthly investment plan and to cancel or change these services upon 15 days written notice to you.

o    Begin charging a fee for the  telephone/telegraph  service and to cancel or change the service upon 60 days written notice to you.

o    Begin  charging  a fee  for the  systematic  redemption  plan  upon 30 days written notice to you.

o    Waive  signature  guarantee  requirements  in  certain  instances  where it appears  reasonable  to do so and will not unduly  affect the  interests of other shareholders. We may waive the signature guarantee requirement if you authorize the  telephone/telegraph  redemption  method at the same time you submit the initial application to purchase shares.

                                       34

o    Require  signature   guarantees  if  there  appears  to  be  a  pattern  of
     redemptions designed to avoid the signature guarantee requirement, or if we have other  reason to believe  that this  requirement  would be in the best interests of the Funds and their shareholders.

o    If shares to be redeemed  represent a recent  investment made by check, the
     Funds reserve the right not to make the redemption proceeds available until there are  reasonable  grounds to believe that the check has been collected
     (which could take up to 15 days).

o    To ensure proper  authorization  before redeeming Fund shares, the Transfer
     Agent may require  additional  documents  such as, but not  restricted  to, stock  powers,  trust  instruments,  death  certificates,  appointments  as fiduciary,  certificates of corporate authority and waivers of tax required in some states when settling estates.

o    The Transfer  Agent  requires,  in addition to the stock  power,  certified evidence of authority to sign the necessary instruments of transfer.  These procedures are for the protection of shareholders and should be followed to ensure prompt  payment.  Redemption  requests must not be conditional as to date or price of the  redemption.  Proceeds  of a  redemption  will be sent within 7 days of acceptance of shares  tendered for  redemption.  Delay may result if the purchase check has not yet cleared,  but the delay will be no longer than required to verify that the purchase check has cleared, and the
     Funds will act as quickly as possible to minimize delay.

INFORMATION FOR CLASS R SHARES.

ClassR  Shares of each Fund are  generally  available  to  certain  tax-deferred retirement plans,  including 401(k) plans,  employer sponsored 403(b) plans, 457 plans,  profit sharing and money purchase  pension plans,  defined benefit plans and  nonqualified  deferred  compensation  plans,  held in plan level or omnibus accounts.  Class R Shares also are  available  to IRA  rollovers  from  eligible retirement  plans that offered one or more AFBA 5Star Funds Class R Shares as an investment  option.  Class R  Shares  generally  are  not  available  to  retail non-retirement accounts,  traditional and Roth IRAs, Coverdell Education Savings
Accounts,  SEPs,  SAR-SEPs,  SIMPLE  IRAs,  individual  403(b)  plans  and  most individual  retirement  accounts or retirement plans that are not subject to the
Employee Retirement Income Security Act of 1974 (ERISA).

Participants in retirement plans generally must contact the plan's administrator to  purchase,  redeem  or  exchange  shares.  Shareholder  services  may only be available to plan participants  through a plan administrator.  Plans may require separate  applications  and their  policies and procedures may be different than those  described in this  prospectus.  Participants  should  contact  their plan administrator  for  information  regarding  shareholder  services  pertaining to participants' investments in the Funds.

IRA rollover  accounts  may be eligible to open an account and purchase  Class R
Shares by contacting any investment  firm  authorized to sell the Funds' shares.
You can obtain an application  from your investment firm or by calling the Funds at (800) 243-9865. You may also open your Class R Share account by completing an account application and sending it to the transfer agent by mail.

ADDITIONAL PURCHASE AND REDEMPTION POLICIES FOR CLASS R SHARES. The Company
reserves the right to:

o    Waive  signature  guarantee  requirements  in  certain  instances  where it appears  reasonable  to do so and will not unduly  affect the  interests of other shareholders.

o    Require  signature   guarantees  if  there  appears  to  be  a  pattern  of
     redemptions designed to avoid the signature guarantee requirement, or if we have other  reason to believe  that this  requirement  would be in the best interests of the Funds and their shareholders.

o    If shares to be redeemed  represent a recent  investment made by check, the
     Funds reserve the right not to make the redemption proceeds available until there are  reasonable  grounds to believe that the check has been collected
     (which could take up to 15 days).

o    To ensure proper  authorization  before redeeming Fund shares, the Transfer
     Agent may require  additional  documents  such as, but not  restricted  to, stock  powers,  trust  instruments,  death  certificates,  appointments  as fiduciary,  certificates of corporate authority and waivers of tax required in some states when settling estates.

                                       35

ADDITIONAL INFORMATION FOR ALL CLASSES. The Transfer Agent requires, in addition to the stock  power,  certified  evidence  of  authority  to sign the  necessary instruments of transfer. These procedures are for the protection of shareholders and should be followed to ensure prompt payment. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of a redemption will be sent within 7 days of acceptance of shares tendered for redemption. Delay may result if the  purchase  check  has not yet  cleared,  but the delay  will be no longer than  required to verify that the  purchase  check has  cleared,  and the
Funds will act as quickly as possible to minimize delay.

When shares are held in the name of a corporation,  other  organization,  trust, fiduciary or other institutional  investor,  the value of shares redeemed may be more or less than your  cost,  depending  on the NAV at the time of  redemption.
Redemption of shares may result in tax  consequences  (gain or loss) to you, and the proceeds of a redemption may be subject to backup withholding.

Your right to redeem  shares and to receive  payment  therefore may be suspended when (a) the Exchange is closed,  for other than  customary  weekend and holiday closings, (b) trading on the Exchange is restricted,  (c) an emergency exists as a result  of which  it is not  reasonably  practicable  to  dispose  of a Fund's securities or to determine the value of a Fund's net assets, or (d) ordered by a government  body having  jurisdiction  over the Funds for the  protection of the
Funds'  shareholders,  provided that applicable rules and regulations of the SEC
(or any succeeding  government authority) shall govern as to whether a condition described in (b), (c) or (d) exists. In case of such suspension, shareholders of the Funds may withdraw  their  requests for  redemption  or may receive  payment based on the NAV of the Fund next determined after the suspension is lifted.

Each Fund  reserves  the right,  if  conditions  exist which make cash  payments undesirable,  to honor any request for  redemption by making payment in whole or in part with readily marketable securities chosen by each Fund and valued in the same way as they would be valued for purposes of computing the NAV of each Fund.
If payment is made in securities,  you may incur  transaction  expenses in later converting  these  securities into cash. Each Fund has elected,  however,  to be governed  by Rule  18f-1  under the 1940 Act,  as a result of which each Fund is obligated to redeem shares solely in cash if the redemption requests are made by one shareholder  account up to the lesser of $250,000 or 1% of the net assets of that  particular  Fund during any 90-day  period.  This election is  irrevocable unless the SEC permits its withdrawal.

HOW SHARE  PRICE IS  DETERMINED.  Each Fund  values its assets  based on current market values when such values are readily available.  These prices normally are supplied by a pricing service.  Securities that do not have a readily  available current market value are valued at fair value as determined  under the direction of the Board of Directors.

PFPC  determines  the NAV per share of each Fund on each day that the Company is open for business as of the close of regular trading on the Exchange  (currently
4:00 p.m.,  Eastern time). The Company is normally open for business on each day that the Exchange is open for  business,  however,  the  Company's  officers are authorized to determine when the Company shall be open for business.  The NAV is calculated by adding the value of all  securities and other assets in each Fund, deducting its  liabilities and dividing the balance by the number of outstanding shares of the Fund.

Shares will not be priced on those days the Exchange is closed for  trading.  As of the date of this SAI, those days will include, but are not limited to:

New Year's Day                   Good Friday              Labor Day
Martin Luther King, Jr. Day      Memorial Day             Thanksgiving Day
Presidents' Day                  Independence Day         Christmas Day

                             DISTRIBUTIONS AND TAXES

MULTICLASS  DISTRIBUTIONS.  A Fund calculates  income dividends and capital gain distributions  the same way for each class.  The amount of any income  dividends per  share  will  differ,  however,  generally  due  to any  differences  in the distribution and service (Rule 12b-1) fees applicable to the classes.

DISTRIBUTIONS OF NET INVESTMENT  INCOME. A Fund receives income generally in the form of dividends and interest on its  investments.  This income,  less expenses incurred  in the  operation  of a Fund,  constitutes  the Fund's net  investment income from which  dividends may be paid to you. If you are a taxable  investor, any income dividends (other than qualified  dividends) the Fund pays are taxable to you as ordinary income. A portion of the income

                                       36

dividends paid to you may be qualified dividends eligible to be taxed at reduced rates provided certain holding period requirements are met.

DISTRIBUTIONS  OF CAPITAL GAINS. A Fund may realize  capital gains and losses on the sale of its portfolio securities.  Distributions from net short-term capital gains are taxable to you as ordinary  income.  Distributions  from net long-term capital gains are taxable to you as long-term  capital gains,  regardless of how long you have owned your shares in a Fund.  Any net capital gains  realized by a
Fund  generally are  distributed  once each year,  and may be  distributed  more frequently,  if necessary,  to reduce or eliminate excise or income taxes on the
Fund.

INVESTMENT IN FOREIGN SECURITIES.  The AFBA 5Star Large Cap Fund, AFBA 5Star Mid
Cap Fund, AFBA 5Star Science & Technology Fund and AFBA 5Star Small Cap Fund
may be subject to foreign  withholding taxes on dividend income from ADRs. This, in turn, could reduce such a Fund's income dividends paid to you.

Your  use of  foreign  dividends,  designated  by the  Fund  as  dividends  from qualifying  foreign  corporations  and subject to taxation at long-term  capital gain  rates,  may reduce the  otherwise  available  foreign  tax credits on your federal income tax return.  Shareholders in these circumstances should talk with their  personal tax advisors  about their foreign tax credits and the procedures that they should  follow to claim  these  credits on their  personal  income tax returns.

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS. A Fund will inform you of the amount of your income dividends and capital gain distributions at the time they are paid,  and will advise you of their tax status for federal  income tax purposes  shortly  after the close of each  calendar  year.  If you have not owned your Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income,  qualified  dividends or capital gains, a percentage of income that may not be equal to the actual  amount of each type of income earned during the period of your  investment  in the Fund.  Distributions  declared  in
December but paid in January are taxable to you as if paid in December.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY. Each Fund has elected to be treated as a regulated  investment company under Subchapter M of the Internal
Revenue Code (the "Code").  It has qualified as a regulated  investment  company for its most recent fiscal year,  and intends to continue to qualify  during the current fiscal year. As a regulated investment company, a Fund generally pays no federal  income  tax on the income and gains it  distributes  to you.  The board reserves  the right not to maintain the  qualification  of a Fund as a regulated investment  company if it  determines  this course of action to be beneficial to shareholders.  In that case,  a Fund would be subject to federal,  and  possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as  dividend  income to the  extent of the  Fund's  earnings  and profits.

EXCISE TAX  DISTRIBUTION  REQUIREMENTS.  To avoid federal excise taxes, the Code requires a Fund to  distribute to you by December 31 of each year, at a minimum, the following amounts:

o    98% of its taxable ordinary income earned during the calendar year;

o    98% of its capital  gain net income  earned  during the twelve month period ending October 31; and

o    100% of any  undistributed  amounts of these  categories  of income or gain from the prior year.

Each Fund intends to declare and pay these  distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances  that its  distributions  will be sufficient to eliminate all taxes.

SALES  OF  FUND  SHARES.   Sales  and  exchanges  of  Fund  shares  are  taxable
transactions  for federal and state income tax  purposes.  If you sell your Fund shares,  or  exchange  them for shares of a different  AFBA 5Star Fund,  the IRS requires you to report any gain or loss on your sale or  exchange.  If you owned your shares as a capital asset, any gain or loss that you realize generally is a capital gain or loss, and is long-term or short-term,  depending on how long you owned your shares.

SALES AT A LOSS WITHIN SIX MONTHS OF PURCHASE.  Any loss incurred on the sale or exchange of Fund  shares  owned for six months or less is treated as a long-term capital loss to the extent of any long-term  capital gains distributed to you by the Fund on those shares.

                                       37

DEFERRAL  OF BASIS.  (CLASS A , B AND C ONLY) In  reporting  gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

IF:

o    In your original purchase of Fund shares, you received a reinvestment right
     (the right to  reinvest  your sales  proceeds at a reduced or with no sales charge), and

o    You  sell  some or all of your  original  shares  within  90 days of  their purchase, and

o    You reinvest the sales  proceeds in the Fund or in another AFBA 5Star Fund, and the sales charge that would otherwise apply is reduced or eliminated;

THEN: In reporting any gain or loss on your sale,  all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

WASH  SALES.  All or a portion of any loss that you  realize on the sale of your
Fund shares is  disallowed  to the extent that you buy other  shares in the Fund within 30 days before or after your sale. Any loss disallowed  under these rules is added to your tax basis in the new shares.

U.S.  GOVERNMENT  SECURITIES  The  income  earned  on  certain  U.S.  government securities  is  exempt  from  state and local  personal  income  taxes if earned directly by you. States also grant tax-free status to mutual fund dividends paid to you from  interest  earned on these  securities,  subject  in some  states to minimum  investment or reporting  requirements  that must be met by a fund.  The income on Fund investments in certain securities, such as repurchase agreements,
commercial  paper  and  federal  agency-backed   obligations  (e.g.,  Government
National Mortgage  Association (GNMA) or Fannie Mae securities),  generally does not qualify for  tax-free  treatment.  The rules on exclusion of this income are different for corporations.

QUALIFIED DIVIDEND INCOME FOR INDIVIDUALS For individual shareholders, a portion of the dividends paid a Fund may be qualified dividends eligible for taxation at long-term  capital  gain rates.  This reduced  rate  generally is available  for dividends  paid by a Fund out of dividends  earned on the Fund's  investment  in stocks of domestic  corporations and qualified foreign  corporations.  If 95% or more of the  Fund's  income is from  qualified  sources,  it will be  allowed to designate 100% of the Fund's  distributions as qualified  dividend  income.  The amount of a Fund's  ordinary  dividend  distribution  that is eligible  for this favored tax  treatment  will be reported by the Fund in its year-end tax notices to shareholders.

Both a Fund and the investor must meet certain  holding period  requirements  to qualify Fund dividends for this  treatment.  Specifically,  a Fund must hold the stock for at least 61 days during the 121-day  period  beginning  60 days before the stock becomes ex-dividend.  Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend.  The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the  dividend  payment.  When  counting the number of days you held your
Fund  shares,  include the day you sold your shares but not the day you acquired these shares.

AFBA 5STAR HIGH YIELD FUND.  Because the AFBA 5Star High Yield Fund's  income is derived  primarily  from interest  rather than  dividends,  none or only a small percentage of its  distributions  are expected to be qualified  dividend  income eligible for taxation by individuals at long-term capital gain rates.

DIVIDENDS-RECEIVED  DEDUCTION FOR  CORPORATIONS  For corporate  shareholders,  a portion of the dividends  paid by a Fund may qualify for the  dividends-received deduction.  This deduction  generally is available to corporations for dividends paid by a fund out of income earned on its investments in domestic corporations.

AFBA 5STAR HIGH YIELD FUND. Because the income of the AFBA 5Star High Yield Fund is derived primarily from interest rather than dividends, generally none or only a small  percentage of its income  dividends  will be eligible for the corporate dividends-received deduction.

INVESTMENT IN COMPLEX  SECURITIES A Fund may invest in complex  securities  that could require it to adjust the amount,  timing and/or tax character (ordinary or capital) of gains and losses it recognizes on these investments.  This, in turn, could affect the amount,  timing and/or tax character of income  distributed  to you.

                                       38

                              FINANCIAL STATEMENTS

The audited  financial  statements  and notes  thereto in the  Company's  Annual
Report to  Shareholders  for the  fiscal  year ended  March 31,  2004 (the "2004
Annual Report") are incorporated  into this SAI by reference.  No other parts of the 2004 Annual Report are incorporated by reference herein.  The 2004 financial
statements   included   in  the  2004  Annual   Report  have  been   audited  by
PricewaterhouseCoopers  LLP, whose report thereon is also incorporated herein by reference.  Copies of the Annual Report and the unaudited Semi-Annual Report may be obtained at no charge by telephoning the Funds at 1-888-578-2733.

                                       39

                                    APPENDIX

                             DESCRIPTION OF RATINGS

DESCRIPTION OF BOND RATINGS:

STANDARD & POOR'S CORPORATION (S&P).

AAA  Highest Grade.  These securities  possess the ultimate degree of protection as to principal and interest.  Marketwise,  they move with interest  rates, and hence provide the maximum safety on all counts.

AA   High Grade.  Generally,  these bonds differ from AAA issues only in a small degree. Here too, prices move with the long-term money market.

A    Upper-medium Grade. They have considerable investment strength, but are not entirely  free from  adverse  effects  of  changes  in  economic  and trade conditions. Interest and principal are regarded as safe. They predominately reflect  money rates in their market  behavior  but, to some  extent,  also economic conditions.

BBB  Bonds  rated  BBB are  regarded  as  having  an  adequate  capacity  to pay
     principal  and  interest.   Whereas  they   normally   exhibit   protection
     parameters,  adverse economic conditions or changing circumstances are more likely to lead to a weakened  capacity to pay  principal  and  interest for bonds in this category than for bonds in the A category.

BB,  B, CCC,  CC Bonds  rated BB, B, CCC and CC are  regarded,  on  balance,  as predominantly  speculative  with  respect to the  issuer's  capacity to pay
     interest  and  repay   principal  in  accordance  with  the  terms  of  the
     obligations.  BB  indicates  the lowest  degree of  speculation  and CC the highest  degree of  speculation.  While such bonds  will  likely  have some quality  and  protective  characteristics,  these are  outweighed  by large uncertainties or major risk exposures to adverse conditions.

MOODY'S INVESTORS SERVICE, INC. (MOODY'S).

AAA  Best Quality. These securities carry the smallest degree of investment risk and  are  generally  referred  to as  "gilt-edge."  Interest  payments  are protected by a large, or by an exceptionally  stable margin,  and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the  fundamentally strong position of such issues.

AA   High  Quality by All  Standards.  They are rated  lower than the best bonds because  margins of  protection  may not be as large as in Aaa  securities, fluctuation of protective  elements may be of greater  amplitude,  or there may be other  elements  present  which  make  the  long-term  risks  appear somewhat greater.

A    Upper-medium  Grade.  Factors giving security to principal and interest are
     considered   adequate,   but  elements  may  be  present  which  suggest  a
     susceptibility to impairment sometime in the future.

BAA  Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present,  but certain protective elements may be lacking or may be  characteristically  unreliable  over any
     great   length   of  time.   Such   bonds   lack   outstanding   investment
     characteristics and in fact have speculative characteristics as well.

BA   Bonds  which are  rated Ba are  judged  to have  predominantly  speculative elements;  their future cannot be  considered  as well  assured.  Often the protection  of interest and  principal  payments  may be very  moderate and thereby  not well  safeguarded  during  both  good and bad  times  over the future. Uncertainty of position characterizes bonds in this class.

B    Bonds which are rated B generally  lack  characteristics  of the  desirable investment.  Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

CAA  Bonds  which are  rated Caa are of poor  standing.  Such  issues  may be in default  or there  may be  present  elements  of  danger  with  respect  to principal or interest.

                                       A-1

CA   Bonds which are rated Ca represent  obligations  which are speculative in a high  degree.  Such  issues  are  often in  default  or have  other  marked shortcomings.

DESCRIPTION OF COMMERCIAL PAPER RATINGS:

MOODY'S . . . Moody's commercial paper rating is an opinion of the ability of an issuer  to repay  punctually  promissory  obligations  not  having  an  original maturity in excess of nine  months.  Moody's has one rating - prime.  Every such prime rating  means  Moody's  believes  that the  commercial  paper note will be redeemed  as agreed.  Within  this  single  rating  category  are the  following classifications:

         PRIME - 1      HIGHEST QUALITY
         PRIME - 2      HIGHER QUALITY
         PRIME - 3      HIGH QUALITY

The  criteria  used by Moody's for rating a  commercial  paper issuer under this graded system include, but are not limited to the following factors:

     (1)  evaluation of the management of the issuer;

     (2)  economic  evaluation  of the issuer's  industry or  industries  and an appraisal of  speculative  type risks which may be inherent in certain areas;

     (3)  evaluation  of the issuer's  products in relation to  competition  and customer acceptance;

     (4)  liquidity;

     (5)  amount and quality of long-term debt;

     (6)  trend of earnings over a period of ten years;

     (7)  financial  strength of a parent company and relationships  which exist with the issuer; and

     (8)  recognition by the  management of obligations  which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

S&P  . .  .Standard  &  Poor's  commercial  paper  rating  is a  current assessment  of the  likelihood  of timely  repayment  of debt having an original maturity  of no more than 270 days.  Ratings  are graded  into four  categories, ranging from "A" for the highest quality  obligations to "D" for the lowest. The four categories are as follows:

     A    Issues  assigned  this  highest  rating  are  regarded  as having  the greatest  capacity  for timely  payment.  Issues in this  category are further  refined  with the  designations  1, 2, and 3 to indicate  the relative degree of safety.

     A-1  This designation  indicates that the degree of safety regarding timely payment is very strong.

     A-2  Capacity for timely payment on issues with this designation is strong.
          However, the relative degree of safety is not as over-whelming.

     A-3  Issues  carrying this  designation  have a  satisfactory  capacity for timely  payment.  They are,  however,  somewhat more vulnerable to the adverse effects of changes in circumstances than obligations  carrying the higher designations.

     B    Issues rated "B" are regarded as having only an adequate  capacity for timely payment.  Furthermore, such capacity may be damaged by changing conditions or short-term adversities.

     C    This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

     D    This  rating  indicates  that the  issuer is either in  default  or is expected to be in default upon maturity.

                                       A-2